$445,500,000
            WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST
                       6.70% CLASS A ASSET BACKED
                       CERTIFICATES, SERIES 1996-A



              CLASS A UNDERWRITING AGREEMENT, SERIES 1996-A
              ---------------------------------------------

                                                          April 25, 1996

CS First Boston Corporation,
  as Representative of the
  Several Underwriters

Ladies and Gentlemen:

      Section 1. Introductory. World Financial Network National Bank, a national banking association ("Transferor"), has conveyed and proposes to convey the Receivables arising from certain consumer revolving credit card accounts and other rights to the World Financial Network Card Master Trust (the "Trust"), and proposes to cause the Trust to sell to the Underwriters named in Schedule I hereto (the "Underwriters"), for whom you are acting as representative (the "Representative"), $445,500,000 aggregate initial principal amount of 6.70% Class A Asset Backed Certificates, Series 1996-A (the "Class A Certificates"), in the Trust. It is understood that Transferor is currently entering into a Class B Underwriting Agreement dated the date hereof (the "Class B Underwriting Agreement") among Transferor and the Underwriters named on Schedule I thereto (the "Class B Underwriters") providing for the sale of $46,750,000 aggregate initial principal amount of 7.00% Class B Asset Backed Certificates, Series 1996-A (the "Class B Certificates"). The Class A Certificates and the Class B Certificates are referred to herein collectively as the "Certificates". This Agreement and the Class B Underwriting Agreement are referred to herein collectively as the "Underwriting Agreements".

      The Receivables were conveyed by Transferor to the Trust pursuant to the Pooling and Servicing Agreement, dated as of January 17, 1996 (the "P&S") between Transferor, as Transferor and Servicer, and The Bank of New York, as trustee (the "Trustee"), and the Certificates will be issued pursuant to the P&S and the Series 1996-A Supplement to the P&S, dated as of May 9, 1996 (the "Supplement"), between the same parties. The P&S and the Supplement are referred to herein collectively as the "Pooling and Servicing Agreement". In addition, Transferor, Servicer, Trustee and a financial institution identified therein (the "Collateral Interest Holder") will enter into a Loan Agreement dated as of May 9, 1996 (the "Loan Agreement") pursuant to which the Collateral Interest Holder will acquire $57,750,000 aggregate initial principal amount of the Collateral Interest (the "Collateral Interest"), which will act as Enhancement for the Certificates. Additional Enhancement for the Certificates will be provided in the form of the Cash Collateral Account, as described in the Supplement.

      Capitalized terms used herein (including in the Introductory hereto) that are not otherwise defined shall have the meanings ascribed thereto in the Pooling and Servicing Agreement.

      Section 2.   Representations and Warranties of Transferor.
(a) Transferor represents and warrants to, and agrees with, each Underwriter as set forth in this Section 2. Certain terms used in this Section 2 are defined in paragraph (i) below.

           (i) Transferor meets the requirements for use of Form S-3 under the Securities Act and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (Registration No. 333-998) and a related preliminary prospectus, on such Form for the registration under the Securities Act, of the Certificates. Transferor may have filed one or more amendments thereto and the related preliminary prospectus, each of which has previously been furnished to the Representative. Transferor will file with the Commission (A) prior to the effectiveness of such registration statement, a further amendment thereto (including the form of final base prospectus and the form of final prospectus supplement relating to the Class A Certificates) or (B) after effectiveness of such registration statement, a final base prospectus and final prospectus supplement in accordance with Rules 430A and 424(b)(1) or (4) under the Securities Act or (C) a final base prospectus and a final prospectus supplement relating to the Class A Certificates in accordance with Rules 415 and 424(b)(2) or (5) under the Securities Act. In the case of clause (B), Transferor has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Securities Act and the rules thereunder to be included in the Prospectus with respect to the Class A Certificates and the offering thereof. As filed, such amendment and form of final prospectus supplement, or such final base prospectus or final prospectus supplement, shall include all Rule 430A Information, together with all other such required information, with respect to the Class A Certificates and the offering thereof and, except to the extent the Underwriters shall agree in writing to a modification, shall be in all substantive respects in the form furnished to the Representative prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest preliminary prospectus which has previously been furnished to the Representative) as Transferor has advised the Representative, prior to the Execution Time, will be included or made therein. If the Registration Statement contains the undertakings specified by item 512(a) of Regulation S-K, the Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

           The terms that follow, when used in this Agreement, have the meanings indicated. The term "Effective Date" means each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Execution Time" means the date and time that this Agreement is executed and delivered by the parties hereto. "Preliminary Prospectus" means any preliminary prospectus referred to in the preceding paragraph and any preliminary prospectus included in the Registration Statement which, at the Effective Date, omits Rule 430A Information. "Base Prospectus" means the prospectus referred to above contained in the Registration Statement at the Effective Date. "Prospectus" means the prospectus supplement relating to the Class A Certificates that is first filed with the Commission pursuant to Rule 424(b) after the Execution Time, together with the Base Prospectus (as such Base Prospectus may have been amended and together with any supplements thereto) or, if no filing pursuant to Rule 424(b) is required, means the prospectus supplement relating to the Class A Certificates, including the Base Prospectus included in the Registration Statement at the Effective Date. "Registration Statement" means the registration statement referred to in the preceding paragraph and any registration statement required to be filed under the Securities Act or rules thereunder, including incorporated documents, exhibits and financial statements, in the form in which it has or shall become effective and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, shall also mean such registration statement as so amended. Such term shall include Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 424", "Rule 430A", "Rule 415" and "Regulation S-K" refer to such rules or regulations under the Securities Act. "Rule 430A Information" means information with respect to the Class A Certificates and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement, the Base Prospectus or Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the Effective Date of the Registration Statement or the issue date of the Base Prospectus or Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Base Prospectus or Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of the Base Prospectus or Prospectus, as the case may be, deemed to be incorporated therein by reference.

           (ii) On the Effective Date, the Registration Statement did or will comply in all material respects with the applicable requirements of the Securities Act and the rules thereunder; on the Effective Date and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Prospectus (as amended and together with any supplements thereto) did or will comply in all material respects with the applicable requirements of the Securities Act and the rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus (as amended and together with any supplements thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that Transferor makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus (or any supplements thereto) in reliance upon and in conformity with information furnished in writing to Transferor by any Underwriter specifically for use in connection with the preparation of the Registration Statement or the Prospectus (or any supplements thereto).

           (iii) Transferor is a national banking association duly organized, validly existing and in good standing under the laws of the United States, and has all requisite power, authority and legal right to own its properties and conduct its business as described in the Registration Statement and the Prospectus and to execute, deliver and perform the Underwriting Agreements, the Pooling and Servicing Agreement and the Loan Agreement (collectively the "Specified Agreements"), to authorize the issuance of the Certificates and the Collateral Interest and to consummate the transactions contemplated hereby.

           (iv) Transferor is duly qualified to do business and is in good standing (or is exempt from such requirement) in any state required in order to conduct its business, and has obtained all necessary licenses and approvals with respect to Transferor required under Federal and Ohio law.

           (v) The execution, delivery and performance by Transferor of the Specified Agreements, the issuance of the Certificates and the Collateral Interest and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action or proceedings.

           (vi) This Agreement has been duly executed and delivered by Transferor.

           (vii) Transferor has authorized the conveyance of the Receivables to the Trust, and Transferor has authorized the Trust to issue and sell the Certificates and the Collateral Interest.

           (viii) The execution, delivery and performance by Transferor of the Specified Agreements, the issuance of the Certificates and the Collateral Interest and the fulfillment of the terms hereof and thereof will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, or (other than the Lien of the Pooling and Servicing Agreement) result in the creation or imposition of any Lien under any material indenture, contract, agreement, mortgage, deed of trust or other instrument to which Transferor is a party or by which it or any of its properties are bound.

           (ix) The execution, delivery and performance by Transferor of the Specified Agreements, the issuance of the Certificates and the Collateral Interest and the fulfillment of the terms hereof and thereof, will not conflict with or violate any Requirements of Law applicable to Transferor.

           (x) There are no proceedings or investigations pending or, to the best knowledge of Transferor, threatened against Transferor before any court, regulatory body, administrative agency, arbitrator or other tribunal or governmental instrumentality (A) asserting the invalidity of any Specified Agreement or the Certificates or the Collateral Interest, (B) seeking to prevent the issuance of the Certificates or the Collateral Interest or the consummation of any of the transactions contemplated by the Specified Agreements, (C) seeking any determination or ruling that, in the reasonable judgment of Transferor, would materially and adversely affect the performance by Transferor of its obligations under any Specified Agreement, (D) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of any Specified Agreements or the Certificates or the Collateral Interest, or (E) seeking to affect adversely the income tax attributes of the Trust, as described in the Prospectus under the heading "U.S. Federal Income Tax Considerations"; and there are no contracts or documents of Transferor that are required to be filed as exhibits to the Registration Statement by the Securities Act or by the rules and regulations of the Commissioner promulgated under the Securities Act (the "Rules and Regulations") that have not been so filed.

           (xi) All approvals, authorizations, consents, orders and other actions of any Person or of any governmental body or official required in connection with the execution and delivery of the Specified Agreements, the issuance of the Certificates and the Collateral Interest and the performance of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof, have been obtained.

           (xii) Transferor has delivered to the Representative complete and correct copies of publicly available portions of the Consolidated Reports of Condition and Income of Transferor for the years ended December 31, 1993, 1994 and 1995, as submitted to the Comptroller of the Currency. Except as otherwise set forth therein, during the period from the most recent date covered by the aforementioned reports to the date hereof, (x) there has been no material adverse change in the condition (financial or otherwise) of Transferor and
      (y) there have been no transactions entered into by Transferor, other than those in the ordinary course of business or that are disclosed in the Prospectus, that are material with respect to Transferor.

           (xiii) Any taxes, fees and other governmental charges in connection with the execution, delivery and performance of the Specified Agreements and the Certificates and the Collateral Interest shall have been paid by Transferor or will be paid by Transferor at or prior to the Closing Date to the extent then due.

           (xiv) The Certificates and the Collateral Interest have been duly and validly authorized. The Certificates, when validly authenticated, issued and delivered in accordance with the Pooling and Servicing Agreement and sold to the Underwriters as provided herein and to the Class B Underwriters pursuant to the Class B Underwriting Agreement, will be duly and validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement, and, together with the Pooling and Servicing Agreement, the Loan Agreement and the Collateral Interest will conform in all material respects to the descriptions thereof and the statements in relation thereto contained in the Prospectus.

           (xv) Assuming the due authorization, execution and delivery thereof by the other parties thereto, the Pooling and Servicing Agreement and the Loan Agreement constitute and the Certificates and the Collateral Interest, when validly issued and, in the case of the Certificates, validly authenticated and delivered in accordance with the Pooling and Servicing Agreement and sold to the Underwriters as provided herein and to the Class B Underwriters pursuant to the Class B Underwriting Agreement will constitute, the legal, valid and binding agreement of Transferor enforceable in accordance with its respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

           (xvi) On the Closing Date and after giving effect to this Agreement, the Underwriters and the Class B Underwriters will have good and marketable title to the Certificates, free and clear of all Liens when validly authenticated, issued and delivered in accordance with the Pooling and Servicing Agreement and sold to the Underwriters as provided herein and to the Class B Underwriters pursuant to the Class B Underwriting Agreement.

           (xvii) At the time of each transfer of Receivables by Transferor to the Trust, Transferor has had and will have good and marketable title to all Receivables and the other property being transferred by it to the Trust on each such day, free and clear of Liens (other than the Lien of the Pooling and Servicing Agreement), and will not have sold to any Person (other than the Trustee) any of its right, title or interest in any of such Receivables or such other property.

           (xviii) Neither Transferor nor the Trust is an "investment company" or "controlled" by an "investment company" as such terms are defined in the Investment Company Act.

           (xix) As of the Closing Date each of the representations and warranties of Transferor deemed made pursuant to the Pooling and Servicing Agreement will be true and correct, and, as of each other date on which Transferor is deemed, pursuant to the terms of the Pooling and Servicing Agreement, to make any of the representations and warranties set forth therein, and in Officer's Certificates of Transferor delivered on each such date pursuant to the Pooling and Servicing Agreement, will be true and correct and the Underwriters may rely on such representations and warranties as if they were set forth herein in full.

      (b) Any Officer's Certificate signed by any officer of Transferor and delivered to the Representative or its counsel shall be deemed a representation and warranty of Transferor to the Underwriters as to the matters covered thereby.

      Section 3. Purchase and Sale. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, Transferor agrees to cause the Trust to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, except as set forth in Section 9 below, to purchase the respective initial principal amount of Class A Certificates set forth opposite such Underwriter's name in Schedule I hereto, at a purchase price of 99.4875% of the aggregate principal amount thereof.

      The Class A Certificates will initially be represented by one or more certificates representing $445,500,000 aggregate initial principal amount, each of which will be registered in the name of Cede & Co., the nominee of The Depository Trust Company ("DTC") (such certificates, the "DTC Certificates"). The interests of beneficial owners of the DTC Certificates will be represented by book entries on the records of DTC and participating members thereof. Definitive certificates evidencing the Class A Certificates will be available only under the limited circumstances specified in the Pooling and Servicing Agreement.

      Delivery of the DTC Certificates shall be made to the accounts of the several Underwriters at the office of DTC, 55 Water Street, 49th Floor, New York, New York 10004, against payment by the several Underwriters of the purchase price therefor to or upon the order of Transferor in immediately available funds at the office of Mayer, Brown & Platt, New York, New York at 9:00 a.m., New York time, on May 9, 1996, or at such other time not later than seven full business days thereafter as Transferor and the Underwriters determine, such time being herein referred to as the "Closing Date". The certificates evidencing the DTC Certificates will be made available for checking at the offices of Mayer, Brown & Platt in Chicago, Illinois or such other location specified by Transferor at least 24 hours prior to the Closing Date.

      Section 4. Offering by the Underwriters. (a) It is understood that the Underwriters propose to offer the Class A Certificates for sale to the public as set forth in the Prospectus.

      (b) Each Underwriter agrees that if it is a foreign broker dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it will not effect any transaction in the Class A Certificates within the United States or induce or attempt to induce the purchase of or sale of the Class A Certificates within the United States, except that it shall be permitted to make sales to other Underwriters or to its United States affiliates; provided that such sales are made in compliance with an exemption of certain foreign brokers or dealers under Rule 15a-6 under the Exchange Act and in conformity with the Rules of Fair Practice of the NASD as such Rules apply to non-NASD brokers or dealers.

      (c) Each Underwriter represents and agrees that (i) it has not offered or sold and, prior to the expiry of the period of six months from the Closing Date, will not offer or sell any Class A Certificates to Persons in the United Kingdom except to Persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which do not constitute an offer to the public in the United Kingdom for the purposes of the Public Offers of Securities Regulations 1995; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 of the United Kingdom with respect to anything done by it in relation to the Class A Certificates in, from or otherwise involving the United Kingdom; (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Class A Certificates to a Person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1995 of the United Kingdom or is a Person to whom the document may otherwise lawfully be issued or passed on.

      Section 5. Certain Agreements of Transferor. Transferor covenants and agrees with the several Underwriters that:

      (a) Transferor will use its best efforts to cause the Registration Statement, and any amendment thereto, if not effective at the Execution Time, to become effective. If the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), Transferor will file the Prospectus, properly completed, pursuant to Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Underwriters of such timely filing. Transferor will promptly advise the Underwriters (i) when the Registration Statement, and any amendment thereto, shall have become effective, (ii) when the Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (iii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information,
(iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threat of any proceeding for that purpose and (v) of the receipt by Transferor of any notification with respect to the suspension of the qualification of the Class A Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. Transferor will not file any amendment of the Registration Statement or supplement to the Prospectus unless a copy has been furnished to the Representative for its review prior to such filing. Transferor will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the lifting thereof.

      (b) If, at any time when a Prospectus relating to the Class A Certificates is required to be delivered under the Securities Act, any event occurs as a result of which such Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, or if it shall be necessary at any time to amend or supplement such Prospectus to comply with the Securities Act or the Exchange Act or the Rules and Regulations thereunder, Transferor promptly will prepare and file with the Commission an amendment or supplement that will effect such compliance. Neither the consent of any Underwriter to, nor the delivery by any Underwriter of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6 hereof.

      (c) As soon as practicable, but not later than the Availability Date (as defined below), Transferor will cause the Trustee to make generally available to the Holders of the Class A Certificates and to the Representative an earnings statement with respect to the Trust covering a period of at least 12 months beginning after the Effective Date that will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes the Effective Date, except that, if such fourth fiscal quarter is the last quarter of Transferor's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

      (d) Transferor will furnish to the Underwriters copies of the Registration Statement as originally filed and each amendment thereto (in each case at least two of which will be signed and will include all exhibits), each related Preliminary Prospectus, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Underwriters may reasonably request. Transferor will furnish or cause to be furnished to the Representative copies of all reports on Form SR required by Rule 463 under the Securities Act.

      (e) Transferor will arrange for the qualification of the Class A Certificates for sale under the laws of such jurisdictions in the United States as the Underwriters may reasonably designate and will continue such qualifications in effect so long as required for the distribution of the Class A Certificates, provided that Transferor shall not be obligated to qualify to do business nor become subject to service of process generally, but only to the extent required for such qualification, in any jurisdiction in which it is not currently so qualified, and will arrange for the determination of the legality of the Class A Certificates for purchase by institutional investors.

      (f) So long as any of the Class A Certificates are outstanding, Transferor will deliver or cause to be delivered to the Underwriters (i) copies of each report mailed to the Trustee or the Series 1996-A Holders, as soon as such report is mailed to the Trustee or such Holders, (ii) the annual statement as to compliance and the annual statement of a firm of independent public accountants furnished to the Trustee pursuant to Sections 3.5 and 3.6 of the Pooling and Servicing Agreement, as soon as such statements are furnished to the Trustee, (iii) copies of all documents required to be filed with the Commission pursuant to the Exchange Act or any order of the Commission thereunder, and (iv) such other information concerning Transferor, the Certificates or the Trust as the Underwriters may reasonably request from time to time.

      (g) Transferor will pay all expenses incident to the performance of its obligations under this Agreement, including without limitation, (i) expenses of preparing, printing, reproducing and distributing the Registration Statement and each amendment thereto, the preliminary prospectuses, the Prospectus (including any amendments and supplements thereto), the Pooling and Servicing Agreement, the Loan Agreement and the Class A Certificates, (ii) the fees and disbursements of the Trustee and its counsel, (iii) the fees and disbursements of the independent public accountants of Transferor and fees and disbursements of counsel to Transferor and the Underwriters, (iv) the fees charged by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Service, a division of The McGraw Hill Companies, Inc. ("Standard & Poor's") and Fitch Investors Service, L.P. ("Fitch", and together with Moody's and Standard & Poor's, the "Rating Agencies") in connection with the rating of the Class A Certificates, (v) the fees of DTC in connection with the book-entry registration of the DTC Certificate, (vi) the fees and expenses of Mayer, Brown & Platt as counsel to the Transferor and in its role as special Federal tax counsel and (vii) expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters, and will reimburse the Underwriters for any expenses (including reasonable fees and disbursements of counsel) incurred by the Underwriters pursuant to Section 5(e) hereof in connection with the qualification of the Class A Certificates for sale and determination of their eligibility for investment under the laws of such jurisdictions in the United States as the Underwriters may designate.

      (h) Transferor has caused and will continue to cause its books and records (including any computer records) to be marked relating to the Receivables transferred to the Trust, to show the transfer to the Trust of such Receivables, and Transferor shall not take any action inconsistent with the transfer to the Trust of such Receivables, other than as permitted by the Pooling and Servicing Agreement.

      (i) For a period of 30 days from the date hereof, none of Transferor or any of its affiliates or any trust formed by it or any of its affiliates will, without the prior written consent of the Underwriters, directly or indirectly, offer, sell or contract to sell or announce the offering of, in a public or private transaction, any other collateralized securities similar to the Class A Certificates (other than the Class B Certificates and the Class A Certificates, Series 1996-B and Class B Certificates, Series 1996-B) representing interests in consumer credit card receivables.

      (j) So long as any Class A Certificates are outstanding, Transferor will cause to be delivered to the Underwriters a reliance letter relating to each Opinion of Counsel delivered to the Trustee or any Rating Agency by counsel to Transferor pursuant to the Pooling and Servicing Agreement at the time such opinion is delivered.

      (k) To the extent, if any, that the rating provided with respect to the Class A Certificates by any Rating Agency is conditional upon the furnishing of documents or the taking of any other actions by Transferor, Transferor shall furnish such documents and take any such other actions as may be required.

      Section 6. Conditions of the Obligations of the Underwriters. The obligation of the Underwriters to purchase and pay for the Class A Certificates will be subject to the accuracy of the representations and warranties on the part of Transferor herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the officers of Transferor made pursuant to the provisions hereof, to the performance by Transferor of its obligations hereunder and to the following additional conditions precedent:

      (a) (i) On the date of this Agreement, the Underwriters and Transferor shall have received a letter, dated the date of delivery thereof (which, if the Effective Time is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to the Effective Time), of Coopers & Lybrand confirming that they are independent public accountants within the meaning of the Securities Act and the Rules and Regulations, substantially in the form of the draft to which the Underwriters have previously agreed and otherwise in form and substance satisfactory to the Underwriters and counsel for the Underwriters, and (ii) on the Closing Date, the Underwriters and Transferor shall have received a letter, dated as of the Closing Date, from Coopers & Lybrand updating the letter referred to in clause (i) above, in form and substance satisfactory to the Underwriters and counsel for the Underwriters.

      (b) If the Registration Statement has not become effective prior to the Execution Time, unless the Underwriters agree in writing to a later time, the Registration Statement shall have become effective not later than 10:00 p.m. New York time on the date of this Agreement; if filing of the Prospectus, or any supplements thereto, is required pursuant to Rule 424(b), the Prospectus shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

      (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting particularly the business or properties of Transferor which, in the judgment of the Underwriters materially impairs the investment quality of the Class A Certificates; (ii) any suspension or limitation of trading in securities generally on the New York Stock Exchange or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of Transferor on any exchange or in the over the counter market; (iii) any banking moratorium declared by Federal, New York or Delaware authorities; or (iv) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of the Underwriters, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Class A Certificates.

      (d)  The Representative shall have received:

      (1) The favorable opinion or opinions of internal counsel of Transferor and/or of Mayer, Brown & Platt, counsel to Transferor, dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, and in the aggregate substantially to the effect that:

                 (i) Transferor has been duly organized as an association licensed as a national banking association and is validly existing and in good standing under the laws of the United States, is duly qualified to do business and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business, and has full power and authority to own its properties, to conduct its business as described in the Registration Statement and the Prospectus, to enter into and perform its obligations under the Specified Agreements, to execute the Certificates and to consummate the transactions contemplated hereby and thereby;

                 (ii) the Pooling and Servicing Agreement, this Agreement, the Class B Underwriting Agreement, the Loan Agreement and the Certificates have each been duly authorized, executed and delivered by Transferor; the Pooling and Servicing Agreement and the Loan Agreement constitute and the Certificates and the Collateral Interest, when validly issued and, in the case of the Certificates validly authenticated and delivered in accordance with the Pooling and Servicing Agreement and sold to the Underwriters as provided herein and to the Class B Underwriters pursuant to the Class B Underwriting Agreement, will constitute, the legal, valid and binding agreement of Transferor, enforceable in accordance with its terms (subject, as to enforcement or remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors' rights generally from time to time in effect and to the application of general principles of equity);

                 (iii) the Certificates are in due and proper form and when executed, authenticated and delivered as specified in the Pooling and Servicing Agreement, when delivered against payment of the consideration specified herein, will be duly and validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement and the Collateral Interest;

                 (iv) neither the execution and delivery of the Specified Agreements, nor the issuance or delivery of the Certificates, nor the consummation of any of the transactions contemplated herein or therein, nor the fulfillment of the terms of the Certificates or the Specified Agreements, will conflict with or violate, result in a material breach of or constitute a default under (A) any Requirements of Law applicable to Transferor or any statute or regulation currently applicable to the Trust, (B) any term or provision of any order known to such counsel to be currently applicable to Transferor or the Trust of any court, regulatory body, administrative agency or governmental body having jurisdiction over Transferor or the Trust, as the case may be, or (C) any term or provision of any indenture or other agreement or instrument known to such counsel to which Transferor or the Trust is a party or by which either of them or any of their properties are bound;

                 (v) except as otherwise disclosed in the Prospectus (and any supplements thereto) or the Registration Statement, there is no pending or, to the best knowledge of such counsel, threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator with respect to the Trust, the Certificates, the Specified Agreements or any of the transactions contemplated herein or therein or with respect to Transferor which, in the case of any such action, suit or proceeding with respect to Transferor if adversely determined, would have a material adverse effect on the Certificates or the Trust or upon the ability of Transferor to perform its obligations under the Pooling and Servicing Agreement or the Loan Agreement; and the statements included in the Registration Statement, the Base Prospectus and the Prospectus describing statutes, legal proceedings, contracts and other documents relating to Transferor, the Accounts, the Receivables, the business of Transferor and the Trust fairly summarize the matters therein described;

                 (vi) the Registration Statement has become effective under the Securities Act, and, to the best of their knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, and the Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations. Such counsel has no reason to believe that at the Effective Date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (other than financial and statistical information contained therein as to which such counsel need express no opinion);

                 (vii) no approval, authorization, consent, order, registration, filing, qualification, license or permit of or with any court or governmental agency or body is required for the consummation by Transferor or the Trust of the transactions contemplated in the Specified Agreements, except such as have been obtained under the Securities Act and such as may be required under the blue sky laws of any jurisdiction inside the United States in connection with the purchase and distribution of the Class A Certificates by the Underwriters and such filings or other approvals (specified in such opinion) as have been made or obtained;

                 (viii) if a court concludes that the assignment of the Receivables, all documents and instruments relating thereto and all proceeds thereof to the Trustee pursuant to the Pooling and Servicing Agreement is a sale, such assignment transferred to the Trust all the right, title and interest of Transferor in and to such Receivables and other property in existence on the date hereof, free and clear of any Liens then existing or thereafter created except as specifically permitted pursuant to the Pooling and Servicing Agreement. With respect to Receivables which come into existence after the date hereof, such sale will transfer to the Trust all of the right, title and interest of Transferor in and to such Receivables free and clear of any Liens. If a court were to conclude that such assignment was not a sale, the Pooling and Servicing Agreement and the transactions provided for by the Pooling and Servicing Agreement would constitute a grant by Transferor to the Trustee, for the benefit of the Investor Holders, of a valid security interest in all of Transferor's right, title and interest in all Receivables and other property from time to time transferred by Transferor to the Trust;

                 (ix) the Certificates and the Pooling and Servicing Agreement and the Loan Agreement each conform in all material respects with the description thereof contained in the Registration Statement and the Prospectus;

                 (x) the Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended, and neither Transferor nor the Trust is required to be registered under the Investment Company Act; and

                 (xi) the statements in the Registration Statement under the heading "Certain Legal Aspects of the Receivables", "U.S. Federal Income Tax Consequences" and "ERISA Considerations" to the extent that they constitute statements of matters of law or legal conclusions with respect thereto, have been prepared or received by such counsel and are correct in all material respects.

      In rendering such opinion counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the States of Ohio and New York and the United States, to the extent deemed proper and stated in such opinion, upon the opinion of other counsel of good standing believed by such counsel to be reliable and acceptable to the Representative and its counsel, and (B) as to matters of fact, to the extent deemed proper and as stated therein, on certificates of responsible officers of the Trust, Transferor and public officials. References to the Prospectus in this paragraph (d) include any supplements thereto.

           (2) The favorable opinion of Mayer, Brown & Platt, special tax counsel to Transferor, dated the Closing Date and to the effect that
      (i) the Certificates will properly be treated as indebtedness for federal income tax purposes and (ii) the Trust will not be classified as an association or a publicly traded partnership taxable as a corporation for federal income tax purposes.

           (3) The favorable opinion of Schwartz, Warren & Ramirez, special Ohio counsel to Transferor, dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, and substantially to the effect that:

                 (i) the Receivables constitute either "general intangibles" or "accounts" in each case as defined in the Uniform Commercial Code in effect in the State of Ohio;

                 (ii) Uniform Commercial Code financing statements with respect to the Investor Interest in the Receivables and the proceeds thereof have been filed in the office of the Ohio Secretary of State. No other filings or other actions, with respect to the Trustee's interest in the Receivables transferred and to be transferred by Transferor to the Trust, are necessary to perfect the interest of the Trustee in the Receivables, and the proceeds thereof, against third parties, except that appropriate continuation statements must be filed at five-year intervals;

                 (iii) in the event that a court were to conclude that the assignment of the Receivables, all documents and instruments relating thereto and all proceeds thereof to the Trustee pursuant to the Pooling and Servicing Agreement was not a sale, the Pooling and Servicing Agreement, together with the filing of the financing statements referred to in paragraph (ii) above, create a first priority perfected security interest in the Receivables transferred and to be transferred by Transferor to the Trustee, all documents and instruments relating thereto and all proceeds thereof (in rendering such opinion counsel may take such exceptions as are appropriate and reasonably acceptable under the circumstances); and

                 (iv) the Trust as an entity will not be subject to the corporation franchise tax or to the dealers in intangibles tax imposed on corporations, financial institutions or dealers in intangibles by Ohio Revised Code Chapters 5733 or 5725, and for purposes of the corporation franchise tax and the dealers in intangibles tax imposed by Ohio Revised Code Chapters 5733 and 5725, respectively, the Certificates will be treated as indebtedness.

           (4) Any reliance letters relating to each opinion rendered to the Trustee or any Rating Agency by internal counsel of Transferor and Mayer, Brown & Platt and any other counsel to Transferor in connection with the rating of the Certificates.

           (5) The favorable opinion of counsel to the Trustee, dated the Closing Date and satisfactory in form and substance to the Representative and its counsel to the effect that:

                 (i) The Trustee has been duly incorporated and is validly existing as a New York banking corporation in good standing under the laws of the State of New York with full power and authority (corporate and other) to own its properties and conduct its business, as presently conducted by it, and to enter into and perform its obligations under the Pooling and Servicing Agreement and the Loan Agreement and to issue the Certificates and the Collateral Interest.

                 (ii) Each of the Pooling and Servicing Agreement and the Loan Agreement has been duly authorized, executed and delivered by the Trustee, and constitutes a legal, valid and binding obligation of the Trustee, enforceable in accordance with its terms, except that (y) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (z) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                 (iii) The Certificates have been duly executed, authenticated and delivered by the Trustee.

                 (iv) Neither the execution and delivery by the Trustee of the Pooling and Servicing Agreement or the Loan Agreement nor the consummation of any of the transactions by the Trustee contemplated thereby required the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to, any governmental authority or agency under any existing federal or state law governing the banking or trust powers of the Trustee.

                 (v) The execution and delivery of the Pooling and Servicing Agreement and the Loan Agreement by the Trustee and the performance by the Trustee of their respective terms do not conflict with or result in a violation of (A) any law or regulation of the United States of America or the State of New York governing trust powers of the Trustee, (B) the Articles of Association or By-Laws of the Trustee, or (C) to the best of their knowledge, any indenture, lease, or other material agreement to which the Trustee is a party or to which its assets are subject.

           (6) The favorable opinion of Mayer, Brown & Platt, counsel for the Underwriters, dated the Closing Date, with respect to the validity of the Class A Certificates and such other related matters as the Underwriters shall request, and Transferor shall have furnished or caused to be furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters. In rendering such opinion, Mayer, Brown & Platt may rely on the opinions of Schwartz, Warren & Ramirez, counsel to Transferor, and the opinion of internal counsel of Transferor, as to the matters dealt with in such opinions.

      (e) The Representative shall have received a certificate dated the Closing Date of the President, any Vice President, the Treasurer or any Assistant Treasurer, of Transferor in which such officer shall state that the representations and warranties of Transferor in this Agreement are true and correct, and that Transferor has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission, and subsequent to the date of the most recent financial statements of Transferor delivered to the Representative hereunder, there has been no material adverse change in the condition, financial or otherwise, whether or not arising from transactions in the ordinary course of business, of Transferor except as set forth in or contemplated by the Registration Statement and the Prospectus.

      (f) The Class A Certificates shall be rated "Aaa" by Moody's and "AAA" by Standard & Poor's and "AAA" by Fitch, and the Class B Certificates shall be rated "A2" by Moody's and "A" by Standard & Poor's and "A" by Fitch.

      (g) The Representative shall have received evidence satisfactory to it and its counsel that, on or before the Closing Date, UCC-1 financing statements have been filed in the office of the Secretary of State of Ohio and County Clerk of Franklin County reflecting the interest of the Trust in the Receivables and the proceeds thereof.

      (h) The Representative and Transferor shall have received from counsel for the Collateral Interest Holder reasonably acceptable to the Representative and Transferor, a favorable opinion, dated the Closing Date and satisfactory in form and substance to the Representative, its counsel, Transferor and its counsel to the effect that:

                 (1) the Collateral Interest Holder is duly organized and existing under the laws of its jurisdiction of incorporation and has the power and authority to execute, deliver and perform its obligations under the Loan Agreement;

                 (2) the Loan Agreement has been duly and validly authorized, executed and delivered by the Collateral Interest Holder and constitutes the legal, valid and legally binding obligation of the Collateral Interest Holder enforceable against the Collateral Interest Holder in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, liquidation, moratorium, readjustment of debt or other similar laws affecting the enforcement of creditors' rights generally, as such laws may be applied in the event of a bankruptcy, insolvency, reorganization, liquidation, moratorium, readjustment of debt of, or the appointment of a receiver with respect to the property of, or a similar event applicable to the Collateral Interest Holder, and (B) the effect of any moratorium or other similar occurrence affecting the Collateral Interest Holder;

                 (3) all consents, approvals, authorizations, licenses, rulings or orders of or actions by any New York State or federal governmental authority and all filings, recordings or publications, if any, required on the part of the Collateral Interest Holder in connection with the execution, delivery or performance by the Collateral Interest Holder of the Loan Agreement have been obtained or made and are in full force and effect; and

                 (4) such other customary matters as the Representative shall request.

      (i) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any change, or any development involving a prospective change, in or affecting the business or properties of the Trust or Transferor the effect of which, in any case referred to above, is, in the judgment of the Underwriters, so material and adverse as to make it impractical or inadvisable to proceed with the offering or the delivery of the Class A Certificates as contemplated by the Registration Statement and the Prospectus (and any supplements thereto).

      (j) Simultaneously with or prior to the Closing Date, $46,750,000 aggregate initial principal amount of the Class B Certificates shall have been sold to the Class B Underwriters.

      Transferor will provide or cause to be provided to the Underwriters such conformed copies of such opinions, certificates, letters and documents as the Underwriters may reasonably request.

      Section 7. Indemnification and Contribution. (a) Transferor will indemnify and hold harmless each Underwriter and each Person who controls any Underwriter within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which the Underwriters or any of them may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and each Person who controls any Underwriter within the meaning of the Securities Act for any actual legal or other expenses reasonably incurred by the Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that Transferor will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to Transferor by any Underwriter specifically for use therein.

      (b) Each Underwriter, severally, agrees to indemnify and hold harmless Transferor against any losses, claims, damages or liabilities to which Transferor may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to Transferor by such Underwriter specifically for use therein, and will reimburse any actual legal or other expenses reasonably incurred by Transferor in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

      (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action or the assertion by a third party of a claim, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party except and to the extent of any prejudice to such indemnifying party arising from such failure to provide such notice. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

      (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by Transferor on the one hand and the Underwriters on the other from the offering of the Class A Certificates or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of Transferor on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by Transferor on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Class A Certificates (before deducting expenses) received by Transferor bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Transferor or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the underwriting discount applicable to the Class A Certificates purchased by such Underwriter hereunder. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

      (e) The obligations of Transferor under this Section shall be in addition to any liability that Transferor may otherwise have and shall extend, upon the same terms and conditions, to each Person, if any, who controls any Underwriter within the meaning of the Securities Act; and the obligations of any Underwriter under this Section shall be in addition to any liability that such Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each director of Transferor, to each officer of Transferor who signed the Registration Statement and to each Person, if any, who controls Transferor within the meaning of the Securities Act.

      Section 8. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of Transferor or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation or statement as to the results thereof, made by or on behalf of the Underwriters, Transferor or any of their respective representatives, officers or directors or any controlling Person, and will survive delivery of and payment for the Class A Certificates. If for any reason the purchase of the Class A Certificates by the Underwriters is not consummated, Transferor shall remain responsible for the expenses to be paid or reimbursed by Transferor pursuant to Section 5(g) hereof and the respective obligations of Transferor and the Underwriters pursuant to Section 7 hereof shall remain in effect. If the purchase of the Class A Certificates by the Underwriters is not consummated for any reason other than solely because of the occurrence of any event specified in clause (ii), (iii) or (iv) of Section 6(c) hereof, Transferor will reimburse the Underwriters for all actual out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Class A Certificates.

      Section 9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Class A Certificates agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Class A Certificates set forth opposite their names in Schedule I hereto bears to the aggregate amount of Class A Certificates set forth opposite the names of all the remaining Underwriters) the Class A Certificates which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Class A Certificates which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Class A Certificates set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Class A Certificates, and if such nondefaulting Underwriters do not purchase all the Class A Certificates, this Agreement will terminate without liability to any non-defaulting Underwriter, the Trust or Transferor. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Underwriters shall determine in order that the required changes in the Registration Statement and the Prospectus (and any supplements thereto) or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to Transferor and any nondefaulting Underwriter for damages occasioned by its default hereunder.

      Section 10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to them c/o CS First Boston Corporation, Attention:
Investment Banking Department - Transactions Advisory Group; or if sent to Transferor will be mailed, delivered or telegraphed and confirmed to it at World Financial Network National Bank, 4590 East Broad Street, Columbus, Ohio 43213, Attention: Dan Groomes (facsimile no. 614/755-3418).

      Section 11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling Persons referred to in Section 7 hereof, and no other Person will have any right or obligation hereunder.

      Section 12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

      Section 13. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to any otherwise applicable principles of conflicts of laws.

      Section 14. Miscellaneous. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

      Section 15. Representative. The Representative will act for the several Underwriters in connection with this Agreement and the transactions contemplated hereby and any action under this Agreement taken by the Representative will be binding upon all the Underwriters.

      If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us one of the counterparts duplicate hereof, whereupon it will become a binding agreement between Transferor and the several Underwriters in accordance with its terms.

                                 Very truly yours,


                                 WORLD FINANCIAL NETWORK
                                 NATIONAL BANK


                                 By:________________________________
                                      Name:       Dan Groomes
                                      Title:      Vice President and
                                             Chief Financial Officer



The foregoing Underwriting Agreement
  is hereby confirmed and accepted,
  as of the date first above written:

CS FIRST BOSTON CORPORATION



By:____________________________________________
      Name:
      Title:

For itself and the other
  Underwriters named in Schedule I
  to the foregoing Underwriting
  Agreement.




                               Schedule 1


                                                    Principal Amount of
   Class A Underwriters                             Class A Certificates
   --------------------                             --------------------

CS First Boston Corporation..............................$89,100,000

Chase Securities Inc.....................................$89,100,000

Citicorp Securities, Inc.................................$89,100,000

Goldman, Sachs & Co......................................$89,100,000

J.P. Morgan & Co.........................................$89,100,000

                           $46,750,000
        WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST
                   7.00% CLASS B ASSET BACKED
                   CERTIFICATES, SERIES 1996-A



          CLASS B UNDERWRITING AGREEMENT, SERIES 1996-A

                                                   April 25, 1996

CS First Boston Corporation,
  as Representative of the
  Several Underwriters

Ladies and Gentlemen:

     Section 1. Introductory. World Financial Network National Bank, a national banking association ("Transferor"), has conveyed and proposes to convey the Receivables arising from certain consumer revolving credit card accounts and other rights to the World Financial Network Card Master Trust (the "Trust"), and proposes to cause the Trust to sell to the Underwriters named in
Schedule I hereto (the "Underwriters"), for whom you are acting as representative (the "Representative"), $46,750,000 aggregate initial principal amount of 7.00% Class B Asset Backed Certificates, Series 1996-A (the "Class B Certificates"), in the Trust. It is understood that Transferor is currently entering into a Class A Underwriting Agreement dated the date hereof (the "Class A Underwriting Agreement") among Transferor and the Underwriters named on Schedule I thereto (the "Class A Underwriters") providing for the sale of $445,500,000 aggregate initial principal amount of 6.70% Class A Asset Backed Certificates, Series 1996-A (the "Class A Certificates"). The Class A Certificates and the Class B Certificates are referred to herein collectively as the "Certificates". This Agreement and the Class A Underwriting Agreement are referred to herein collectively as the "Underwriting Agreements".

     The Receivables were conveyed by Transferor to the Trust pursuant to the Pooling and Servicing Agreement, dated as of January 17, 1996 (the "P&S") between Transferor, as Transferor and Servicer, and The Bank of New York, as trustee (the "Trustee"), and the Certificates will be issued pursuant to the P&S and the Series 1996-A Supplement to the P&S, dated as of May 9, 1996 (the "Supplement"), between the same parties. The P&S and the Supplement are referred to herein collectively as the "Pooling and Servicing Agreement". In addition, Transferor, Servicer, Trustee and the financial institution identified therein (the "Collateral Interest Holder"), will enter into a Loan Agreement dated as of May 9, 1996 (the "Loan Agreement") pursuant to which the Collateral Interest Holder will acquire $57,750,000 aggregate initial principal amount of the Collateral Interest (the "Collateral Interest"), which will act as Enhancement for the Certificates. Additional Enhancement for the Certificates will be provided in the form of the Cash Collateral Account, as described in the Supplement.

     Capitalized terms used herein (including in the Introductory hereto) that are not otherwise defined shall have the meanings ascribed thereto in the Pooling and Servicing Agreement.

     Section 2.   Representations and Warranties of Transferor.
(a) Transferor represents and warrants to, and agrees with, each Underwriter as set forth in this Section 2. Certain terms used in this Section 2 are defined in paragraph (i) below.

          (i) Transferor meets the requirements for use of Form S-3 under the Securities Act and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (Registration No. 333-998) and a related preliminary prospectus, on such Form for the registration under the Securities Act, of the Certificates. Transferor may have filed one or more amendments thereto and the related preliminary prospectus, each of which has previously been furnished to the Representative. Transferor will file with the Commission (A) prior to the effectiveness of such registration statement, a further amendment thereto (including the form of final base prospectus and the form of final prospectus supplement relating to the Class B Certificates) or (B) after effectiveness of such registration statement, a final base prospectus and final prospectus supplement in accordance with Rules 430A and 424(b)(1) or (4) under the Securities Act or (C) a final base prospectus and a final prospectus supplement relating to the Class B Certificates in accordance with Rules 415 and 424(b)(2) or (5) under the Securities Act. In the case of clause (B), Transferor has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Securities Act and the rules thereunder to be included in the Prospectus with respect to the Class B Certificates and the offering thereof. As filed, such amendment and form of final prospectus supplement, or such final base prospectus or final prospectus supplement, shall include all Rule 430A Information, together with all other such required information, with respect to the Class B Certificates and the offering thereof and, except to the extent the Underwriters shall agree in writing to a modification, shall be in all substantive respects in the form furnished to the Representative prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest preliminary prospectus which has previously been furnished to the Representative) as Transferor has advised the Representative, prior to the Execution Time, will be included or made therein. If the Registration Statement contains the undertakings specified by item 512(a) of Regulation S-K, the Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

          The terms that follow, when used in this Agreement, have the meanings indicated. The term "Effective Date" means each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Execution Time" means the date and time that this Agreement is executed and delivered by the parties hereto. "Preliminary Prospectus" means any preliminary prospectus referred to in the preceding paragraph and any preliminary prospectus included in the Registration Statement which, at the Effective Date, omits Rule 430A Information. "Base Prospectus" means the prospectus referred to above contained in the Registration Statement at the Effective Date. "Prospectus" means the prospectus supplement relating to the Class B Certificates that is first filed with the Commission pursuant to Rule 424(b) after the Execution Time, together with the Base Prospectus (as such Base Prospectus may have been amended and together with any supplements thereto) or, if no filing pursuant to Rule 424(b) is required, means the prospectus supplement relating to the Class B Certificates, including the Base Prospectus included in the Registration Statement at the Effective Date. "Registration Statement" means the registration statement referred to in the preceding paragraph and any registration statement required to be filed under the Securities Act or rules thereunder, including incorporated documents, exhibits and financial statements, in the form in which it has or shall become effective and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, shall also mean such registration statement as so amended. Such term shall include Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 424", "Rule 430A", "Rule 415" and "Regulation S-K" refer to such rules or regulations under the Securities Act. "Rule 430A Information" means information with respect to the Class B Certificates and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement, the Base Prospectus or Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the Effective Date of the Registration Statement or the issue date of the Base Prospectus or Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Base Prospectus or Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of the Base Prospectus or Prospectus, as the case may be, deemed to be incorporated therein by reference.

          (ii) On the Effective Date, the Registration Statement did or will comply in all material respects with the applicable requirements of the Securities Act and the rules thereunder; on the Effective Date and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Prospectus (as amended and together with any supplements thereto) did or will comply in all material respects with the applicable requirements of the Securities Act and the rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus (as amended and together with any supplements thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that Transferor makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus (or any supplements thereto) in reliance upon and in conformity with information furnished in writing to Transferor by any Underwriter specifically for use in connection with the preparation of the Registration Statement or the Prospectus (or any supplements thereto).

          (iii) Transferor is a national banking association duly organized, validly existing and in good standing under the laws of the United States, and has all requisite power, authority and legal right to own its properties and conduct its business as described in the Registration Statement and the Prospectus and to execute, deliver and perform the Underwriting Agreements, the Pooling and Servicing Agreement and the Loan Agreement (collectively the "Specified Agreements"), to authorize the issuance of the Certificates and the Collateral Interest and to consummate the transactions contemplated hereby.

          (iv) Transferor is duly qualified to do business and is in good standing (or is exempt from such requirement) in any state required in order to conduct its business, and has obtained all necessary licenses and approvals with respect to Transferor required under Federal and Ohio law.

          (v) The execution, delivery and performance by Transferor of the Specified Agreements, the issuance of the Certificates and the Collateral Interest and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action or proceedings.

          (vi) This Agreement has been duly executed and delivered by Transferor.

          (vii) Transferor has authorized the conveyance of the Receivables to the Trust, and Transferor has authorized the Trust to issue and sell the Certificates and the Collateral
     Interest.

          (viii) The execution, delivery and performance by Transferor of the Specified Agreements, the issuance of the Certificates and the Collateral Interest and the fulfillment of the terms hereof and thereof will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, or (other than the Lien of the Pooling and Servicing Agreement) result in the creation or imposition of any Lien under any material indenture, contract, agreement, mortgage, deed of trust or other instrument to which Transferor is a party or by which it or any of its properties are bound.

          (ix) The execution, delivery and performance by Transferor of the Specified Agreements, the issuance of the Certificates and the Collateral Interest and the fulfillment of the terms hereof and thereof, will not conflict with or violate any Requirements of Law applicable to Transferor.

          (x) There are no proceedings or investigations pending or, to the best knowledge of Transferor, threatened against Transferor before any court, regulatory body, administrative agency, arbitrator or other tribunal or governmental instrumentality (A) asserting the invalidity of any Specified Agreement or the Certificates or the Collateral Interest, (B) seeking to prevent the issuance of the Certificates or the Collateral Interest or the consummation of any of the transactions contemplated by the Specified Agreements, (C) seeking any determination or ruling that, in the reasonable judgment of Transferor, would materially and adversely affect the performance by Transferor of its obligations under any Specified Agreement, (D) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of any Specified Agreements or the Certificates or the Collateral Interest, or (E) seeking to affect adversely the income tax attributes of the Trust, as described in the Prospectus under the heading "U.S. Federal Income Tax Considerations"; and there are no contracts or documents of Transferor that are required to be filed as exhibits to the Registration Statement by the Securities Act or by the rules and regulations of the Commissioner promulgated under the Securities Act (the "Rules and Regulations") that have not been so filed.

          (xi) All approvals, authorizations, consents, orders and other actions of any Person or of any governmental body or official required in connection with the execution and delivery of the Specified Agreements, the issuance of the Certificates and the Collateral Interest and the performance of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof, have been obtained.

          (xii) Transferor has delivered to the Representative complete and correct copies of publicly available portions of the Consolidated Reports of Condition and Income of Transferor for the years ended December 31, 1993, 1994 and 1995, as submitted to the Comptroller of the Currency. Except as otherwise set forth therein, during the period from the most recent date covered by the aforementioned reports to the date hereof, (x) there has been no material adverse change in the condition (financial or otherwise) of Transferor and (y) there have been no transactions entered into by Transferor, other than those in the ordinary course of business or that are disclosed in the Prospectus, that are material with respect to Transferor.

          (xiii) Any taxes, fees and other governmental charges in connection with the execution, delivery and performance of the Specified Agreements and the Certificates and the Collateral Interest shall have been paid by Transferor or will be paid by Transferor at or prior to the Closing Date to the extent then due.

          (xiv) The Certificates and the Collateral Interest have been duly and validly authorized. The Certificates, when validly authenticated, issued and delivered in accordance with the Pooling and Servicing Agreement and sold to the Underwriters as provided herein and to the Class A Underwriters pursuant to the Class A Underwriting Agreement, will be duly and validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement, and, together with the Pooling and Servicing Agreement, the Loan Agreement and the Collateral Interest will conform in all material respects to the descriptions thereof and the statements in relation thereto contained in the Prospectus.

          (xv) Assuming the due authorization, execution and delivery thereof by the other parties thereto, the Pooling and Servicing Agreement and the Loan Agreement constitute and the Certificates and the Collateral Interest, when validly issued and, in the case of the Certificates, validly authenticated and delivered in accordance with the Pooling and Servicing Agreement and sold to the Underwriters as provided herein and to the Class A Underwriters pursuant to the Class A Underwriting Agreement will constitute, the legal, valid and binding agreement of Transferor enforceable in accordance with its respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (xvi) On the Closing Date and after giving effect to this Agreement, the Underwriters and the Class A Underwriters will have good and marketable title to the Certificates, free and clear of all Liens when validly authenticated, issued and delivered in accordance with the Pooling and Servicing Agreement and sold to the Underwriters as provided herein and to the Class A Underwriters pursuant to the Class A Underwriting Agreement.

          (xvii) At the time of each transfer of Receivables by Transferor to the Trust, Transferor has had and will have good and marketable title to all Receivables and the other property being transferred by it to the Trust on each such day, free and clear of Liens (other than the Lien of the Pooling and Servicing Agreement), and will not have sold to any Person (other than the Trustee) any of its right, title or interest in any of such Receivables or such other property.

          (xviii) Neither Transferor nor the Trust is an "investment company" or "controlled" by an "investment company" as such terms are defined in the Investment Company
     Act.

          (xix)  As of the Closing Date each of the
     representations and warranties of Transferor deemed made pursuant to the Pooling and Servicing Agreement will be true and correct, and, as of each other date on which Transferor is deemed, pursuant to the terms of the Pooling and Servicing Agreement, to make any of the representations and warranties set forth therein, and in Officer's Certificates of Transferor delivered on each such date pursuant to the Pooling and Servicing Agreement, will be true and correct and the Underwriters may rely on such representations and warranties as if they were set forth herein in full.

     (b) Any Officer's Certificate signed by any officer of Transferor and delivered to the Representative or its counsel shall be deemed a representation and warranty of Transferor to the Underwriters as to the matters covered thereby.

     Section 3. Purchase and Sale. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, Transferor agrees to cause the Trust to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, except as set forth in Section 9 below, to purchase the respective initial principal amount of Class B Certificates set forth opposite such Underwriter's name in Schedule I hereto, at a purchase price of 99.3750% of the aggregate principal amount thereof.

     The Class B Certificates will initially be represented by one or more certificates representing $46,750,000 aggregate initial principal amount, each of which will be registered in the name of Cede & Co., the nominee of The Depository Trust Company ("DTC") (such certificates, the "DTC Certificates"). The interests of beneficial owners of the DTC Certificates will be represented by book entries on the records of DTC and participating members thereof. Definitive certificates evidencing the Class B Certificates will be available only under the limited circumstances specified in the Pooling and Servicing Agreement.

     Delivery of the DTC Certificates shall be made to the accounts of the several Underwriters at the office of DTC, 55 Water Street, 49th Floor, New York, New York 10004, against payment by the several Underwriters of the purchase price therefor to or upon the order of Transferor in immediately available funds at the office of Mayer, Brown & Platt New York, New York at 9:00 a.m., New York time, on May 9, 1996, or at such other time not later than seven full business days thereafter as Transferor and the Underwriters determine, such time being herein referred to as the "Closing Date". The certificates evidencing the DTC Certificates will be made available for checking at the offices of Mayer, Brown & Platt in Chicago, Illinois or such other location specified by Transferor at least 24 hours prior to the Closing Date.

     Section 4.  Offering by the Underwriters. (a) It is
understood that the Underwriters propose to offer the Class B
Certificates for sale to the public as set forth in the Prospectus.

     (b) Each Underwriter agrees that if it is a foreign broker dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it will not effect any transaction in the Class B Certificates within the United States or induce or attempt to induce the purchase of or sale of the Class B Certificates within the United States, except that it shall be permitted to make sales to other Underwriters or to its United States affiliates; provided that such sales are made in compliance with an exemption of certain foreign brokers or dealers under Rule 15a-6 under the Exchange Act and in conformity with the Rules of Fair Practice of the NASD as such Rules apply to non-NASD brokers or dealers.

     (c) Each Underwriter represents and agrees that (i) it has not offered or sold and, prior to the expiry of the period of six months from the Closing Date, will not offer or sell any Class B Certificates to Persons in the United Kingdom except to Persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which do not constitute an offer to the public in the United Kingdom for the purposes of the Public Offers of Securities Regulations 1995; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 of the United Kingdom with respect to anything done by it in relation to the Class B Certificates in, from or otherwise involving the United Kingdom; (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Class B Certificates to a Person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1995 of the United Kingdom or is a Person to whom the document may otherwise lawfully be issued or passed on.

     Section 5. Certain Agreements of Transferor. Transferor covenants and agrees with the several Underwriters that:

     (a) Transferor will use its best efforts to cause the Registration Statement, and any amendment thereto, if not effective at the Execution Time, to become effective. If the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), Transferor will file the Prospectus, properly completed, pursuant to Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Underwriters of such timely filing. Transferor will promptly advise the Underwriters (i) when the Registration Statement, and any amendment thereto, shall have become effective, (ii) when the Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (iii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threat of any proceeding for that purpose and (v) of the receipt by Transferor of any notification with respect to the suspension of the qualification of the Class B Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. Transferor will not file any amendment of the Registration Statement or supplement to the Prospectus unless a copy has been furnished to the Representative for its review prior to such filing. Transferor will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the lifting thereof.

     (b) If, at any time when a Prospectus relating to the Class B Certificates is required to be delivered under the Securities Act, any event occurs as a result of which such Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, or if it shall be necessary at any time to amend or supplement such Prospectus to comply with the Securities Act or the Exchange Act or the Rules and Regulations thereunder, Transferor promptly will prepare and file with the Commission an amendment or supplement that will effect such compliance. Neither the consent of any Underwriter to, nor the delivery by any Underwriter of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6 hereof.

     (c) As soon as practicable, but not later than the Availability Date (as defined below), Transferor will cause the Trustee to make generally available to the Holders of the Class B Certificates and to the Representative an earnings statement with respect to the Trust covering a period of at least 12 months beginning after the Effective Date that will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes the Effective Date, except that, if such fourth fiscal quarter is the last quarter of Transferor's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

     (d) Transferor will furnish to the Underwriters copies of the Registration Statement as originally filed and each amendment thereto (in each case at least two of which will be signed and will include all exhibits), each related Preliminary Prospectus, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Underwriters may reasonably request.
Transferor will furnish or cause to be furnished to the Representative copies of all reports on Form SR required by Rule 463 under the Securities Act.

     (e) Transferor will arrange for the qualification of the Class B Certificates for sale under the laws of such jurisdictions in the United States as the Underwriters may reasonably designate and will continue such qualifications in effect so long as required for the distribution of the Class B Certificates, provided that Transferor shall not be obligated to qualify to do business nor become subject to service of process generally, but only to the extent required for such qualification, in any jurisdiction in which it is not currently so qualified, and will arrange for the determination of the legality of the Class B Certificates for purchase by institutional investors.

     (f) So long as any of the Class B Certificates are outstanding, Transferor will deliver or cause to be delivered to the Underwriters (i) copies of each report mailed to the Trustee or the Series 1996-A Holders, as soon as such report is mailed to the Trustee or such Holders, (ii) the annual statement as to compliance and the annual statement of a firm of independent public accountants furnished to the Trustee pursuant to Sections
3.5 and 3.6 of the Pooling and Servicing Agreement, as soon as such statements are furnished to the Trustee, (iii) copies of all documents required to be filed with the Commission pursuant to the Exchange Act or any order of the Commission thereunder, and
(iv) such other information concerning Transferor, the Certificates or the Trust as the Underwriters may reasonably request from time to time.

     (g) Transferor will pay all expenses incident to the performance of its obligations under this Agreement, including without limitation, (i) expenses of preparing, printing, reproducing and distributing the Registration Statement and each amendment thereto, the preliminary prospectuses, the Prospectus (including any amendments and supplements thereto), the Pooling and Servicing Agreement, the Loan Agreement and the Class B Certificates, (ii) the fees and disbursements of the Trustee and its counsel, (iii) the fees and disbursements of the independent public accountants of Transferor and fees and disbursements of counsel to Transferor and the Underwriters, (iv) the fees charged by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Service, a division of The McGraw Hill Companies, Inc. ("Standard & Poor's") and Fitch Investors Service, L.P. ("Fitch", and together with Moody's and Standard & Poor's, the "Rating Agencies") in connection with the rating of the Class B Certificates, (v) the fees of DTC in connection with the book-entry registration of the DTC Certificate, (vi) the fees and expenses of Mayer, Brown & Platt as counsel to the Transferor and in its role as special Federal tax counsel and (vii) expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters, and will reimburse the Underwriters for any expenses (including reasonable fees and disbursements of counsel) incurred by the Underwriters pursuant to Section 5(e) hereof in connection with the qualification of the Class B Certificates for sale and determination of their eligibility for investment under the laws of such jurisdictions in the United States as the Underwriters may designate.

     (h) Transferor has caused and will continue to cause its books and records (including any computer records) to be marked relating to the Receivables transferred to the Trust, to show the transfer to the Trust of such Receivables, and Transferor shall not take any action inconsistent with the transfer to the Trust of such Receivables, other than as permitted by the Pooling and Servicing Agreement.

     (i) For a period of 30 days from the date hereof, none of Transferor or any of its affiliates or any trust formed by it or any of its affiliates will, without the prior written consent of the Underwriters, directly or indirectly, offer, sell or contract to sell or announce the offering of, in a public or private transaction, any other collateralized securities similar to the Class B Certificates (other than the Class A Certificates and the Class A Certificates, Series 1996-B and Class B Certificates, Series 1996-B) representing interests in consumer credit card receivables.

     (j) So long as any Class B Certificates are outstanding, Transferor will cause to be delivered to the Underwriters a reliance letter relating to each Opinion of Counsel delivered to the Trustee or any Rating Agency by counsel to Transferor pursuant to the Pooling and Servicing Agreement at the time such opinion is delivered.

     (k) To the extent, if any, that the rating provided with respect to the Class B Certificates by any Rating Agency is conditional upon the furnishing of documents or the taking of any other actions by Transferor, Transferor shall furnish such documents and take any such other actions as may be required.

     Section 6. Conditions of the Obligations of the Underwriters. The obligation of the Underwriters to purchase and pay for the Class B Certificates will be subject to the accuracy of the representations and warranties on the part of Transferor herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the officers of Transferor made pursuant to the provisions hereof, to the performance by Transferor of its obligations hereunder and to the following additional conditions precedent:

     (a) (i) On the date of this Agreement, the Underwriters and Transferor shall have received a letter, dated the date of delivery thereof (which, if the Effective Time is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to the Effective Time), of Coopers & Lybrand confirming that they are independent public accountants within the meaning of the Securities Act and the Rules and Regulations, substantially in the form of the draft to which the Underwriters have previously agreed and otherwise in form and substance satisfactory to the Underwriters and counsel for the Underwriters, and (ii) on the Closing Date, the Underwriters and Transferor shall have received a letter, dated as of the Closing Date, from Coopers & Lybrand updating the letter referred to in clause (i) above, in form and substance satisfactory to the Underwriters and counsel for the Underwriters.

     (b) If the Registration Statement has not become effective prior to the Execution Time, unless the Underwriters agree in writing to a later time, the Registration Statement shall have become effective not later than 10:00 p.m. New York time on the date of this Agreement; if filing of the Prospectus, or any supplements thereto, is required pursuant to Rule 424(b), the Prospectus shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

     (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting particularly the business or properties of Transferor which, in the judgment of the Underwriters materially impairs the investment quality of the Class B Certificates; (ii) any suspension or limitation of trading in securities generally on the New York Stock Exchange or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of Transferor on any exchange or in the over the counter market; (iii) any banking moratorium declared by Federal, New York or Delaware authorities; or (iv) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of the Underwriters, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Class B Certificates.

     (d)  The Representative shall have received:

     (1) The favorable opinion or opinions of internal counsel of Transferor and/or of Mayer, Brown & Platt, counsel to Transferor, dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, and in the aggregate substantially to the effect that:

               (i) Transferor has been duly organized as an association licensed as a national banking association and is validly existing and in good standing under the laws of the United States, is duly qualified to do business and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business, and has full power and authority to own its properties, to conduct its business as described in the Registration Statement and the Prospectus, to enter into and perform its obligations under the Specified Agreements, to execute the Certificates and to consummate the transactions contemplated hereby and thereby;

               (ii) the Pooling and Servicing Agreement, this Agreement, the Class A Underwriting Agreement, the Loan Agreement and the Certificates have each been duly authorized, executed and delivered by Transferor; the Pooling and Servicing Agreement and the Loan Agreement constitute and the Certificates and the Collateral Interest, when validly issued and, in the case of the Certificates validly authenticated and delivered in accordance with the Pooling and Servicing Agreement and sold to the Underwriters as provided herein and to the Class A Underwriters pursuant to the Class A Underwriting Agreement, will constitute, the legal, valid and binding agreement of Transferor, enforceable in accordance with its terms (subject, as to enforcement or remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors' rights generally from time to time in effect and to the application of general principles of equity);

               (iii) the Certificates are in due and proper form and when executed, authenticated and delivered as specified in the Pooling and Servicing Agreement, when delivered against payment of the consideration specified herein, will be duly and validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement and the Collateral Interest;

               T.TX neither the execution and delivery of the Specified Agreements, nor the issuance or delivery of the Certificates, nor the consummation of any of the transactions contemplated herein or therein, nor the fulfillment of the terms of the Certificates or the Specified Agreements, will conflict with or violate, result in a material breach of or constitute a default under (A) any Requirements of Law applicable to Transferor or any statute or regulation currently applicable to the Trust, (B) any term or provision of any order known to such counsel to be currently applicable to Transferor or the Trust of any court, regulatory body, administrative agency or governmental body having jurisdiction over Transferor or the Trust, as the case may be, or (C) any term or provision of any indenture or other agreement or instrument known to such counsel to which Transferor or the Trust is a party or by which either of them or any of their properties are bound;

               (v)  except as otherwise disclosed in the
          Prospectus (and any supplements thereto) or the Registration Statement, there is no pending or, to the best knowledge of such counsel, threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator with respect to the Trust, the Certificates, the Specified Agreements or any of the transactions contemplated herein or therein or with respect to Transferor which, in the case of any such action, suit or proceeding with respect to Transferor if adversely determined, would have a material adverse effect on the Certificates or the Trust or upon the ability of Transferor to perform its obligations under the Pooling and Servicing Agreement or the Loan Agreement; and the statements included in the Registration Statement, the Base Prospectus and the Prospectus describing statutes, legal proceedings, contracts and other documents relating to Transferor, the Accounts, the Receivables, the business of Transferor and the Trust fairly summarize the matters therein described;

               (vi)  the Registration Statement has become
          effective under the Securities Act, and, to the best of their knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, and the Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations. Such counsel has no reason to believe that at the Effective Date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (other than financial and statistical information contained therein as to which such counsel need express no opinion);

               (vii) no approval, authorization, consent, order, registration, filing, qualification, license or permit of or with any court or governmental agency or body is required for the consummation by Transferor or the Trust of the transactions contemplated in the Specified Agreements, except such as have been obtained under the Securities Act and such as may be required under the blue sky laws of any jurisdiction inside the United States in connection with the purchase and distribution of the Class B Certificates by the Underwriters and such filings or other approvals (specified in such opinion) as have been made or obtained;

               (viii) if a court concludes that the assignment of the Receivables, all documents and instruments relating thereto and all proceeds thereof to the Trustee pursuant to the Pooling and Servicing Agreement is a sale, such assignment transferred to the Trust all the right, title and interest of Transferor in and to such Receivables and other property in existence on the date hereof, free and clear of any Liens then existing or thereafter created except as specifically permitted pursuant to the Pooling and Servicing Agreement. With respect to Receivables which come into existence after the date hereof, such sale will transfer to the Trust all of the right, title and interest of Transferor in and to such Receivables free and clear of any Liens. If a court were to conclude that such assignment was not a sale, the Pooling and Servicing Agreement and the transactions provided for by the Pooling and Servicing Agreement would constitute a grant by Transferor to the Trustee, for the benefit of the Investor Holders, of a valid security interest in all of Transferor's right, title and interest in all Receivables and other property from time to time transferred by Transferor to the Trust;

               (ix)  the Certificates and the Pooling and
          Servicing Agreement and the Loan Agreement each conform in all material respects with the description thereof contained in the Registration Statement and the Prospectus;

               (x) the Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended, and neither Transferor nor the Trust is required to be registered under the Investment Company Act; and

               (xi) the statements in the Registration Statement under the heading "Certain Legal Aspects of the Receivables", "U.S. Federal Income Tax Consequences" and "ERISA Considerations" to the extent that they constitute statements of matters of law or legal conclusions with respect thereto, have been prepared or received by such counsel and are correct in all material respects.

     In rendering such opinion counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the States of Ohio and New York and the United States, to the extent deemed proper and stated in such opinion, upon the opinion of other counsel of good standing believed by such counsel to be reliable and acceptable to the Representative and its counsel, and (B) as to matters of fact, to the extent deemed proper and as stated therein, on certificates of responsible officers of the Trust, Transferor and public officials. References to the Prospectus in this paragraph (d) include any supplements thereto.

          (2) The favorable opinion of Mayer, Brown & Platt, special tax counsel to Transferor, dated the Closing Date and to the effect that (i) the Certificates will properly be treated as indebtedness for federal income tax purposes and
     (ii) the Trust will not be classified as an association or a publicly traded partnership taxable as a corporation for federal income tax purposes.

          (3) The favorable opinion of Schwartz, Warren & Ramirez, special Ohio counsel to Transferor, dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, and substantially to the effect that:

               (i) the Receivables constitute either "general intangibles" or "accounts" in each case as defined in the Uniform Commercial Code in effect in the State of Ohio;

               (ii) Uniform Commercial Code financing statements with respect to the Investor Interest in the Receivables and the proceeds thereof have been filed in the office of the Ohio Secretary of State. No other filings or other actions, with respect to the Trustee's interest in the Receivables transferred and to be transferred by Transferor to the Trust, are necessary to perfect the interest of the Trustee in the Receivables, and the proceeds thereof, against third parties, except that appropriate continuation statements must be filed at five-year intervals;

               (iii) in the event that a court were to conclude that the assignment of the Receivables, all documents and instruments relating thereto and all proceeds thereof to the Trustee pursuant to the Pooling and Servicing Agreement was not a sale, the Pooling and Servicing Agreement, together with the filing of the financing statements referred to in paragraph (ii) above, create a first priority perfected security interest in the Receivables transferred and to be transferred by Transferor to the Trustee, all documents and instruments relating thereto and all proceeds thereof (in rendering such opinion counsel may take such exceptions as are appropriate and reasonably acceptable under the circumstances; and

               (iv) the Trust as an entity will not be subject to the corporation franchise tax or to the dealers in intangibles tax imposed on corporations, financial institutions or dealers in intangibles by Ohio Revised Code Chapters 5733 or 5725, and for purposes of the corporation franchise tax and the dealers in intangibles tax imposed by Ohio Revised Code Chapters 5733 and 5725, respectively, the Certificates will be treated as indebtedness.

          (4) Any reliance letters relating to each opinion rendered to the Trustee or any Rating Agency by internal counsel of Transferor and Mayer, Brown & Platt and any other counsel to Transferor in connection with the rating of the Certificates.

          (5) The favorable opinion of counsel to the Trustee, dated the Closing Date and satisfactory in form and substance to the Representative and its counsel to the effect that:

               (i) The Trustee has been duly incorporated and is validly existing as a New York banking corporation in good standing under the laws of the State of New York with full power and authority (corporate and other) to own its properties and conduct its business, as presently conducted by it, and to enter into and perform its obligations under the Pooling and Servicing Agreement and the Loan Agreement and to issue the Certificates and the Collateral Interest.

               (ii) Each of the Pooling and Servicing Agreement and the Loan Agreement has been duly authorized, executed and delivered by the Trustee, and constitutes a legal, valid and binding obligation of the Trustee, enforceable in accordance with its terms, except that
          (y) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (z) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

               (iii) The Certificates have been duly executed, authenticated and delivered by the Trustee.

               (iv) Neither the execution and delivery by the Trustee of the Pooling and Servicing Agreement or the Loan Agreement nor the consummation of any of the transactions by the Trustee contemplated thereby required the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to, any governmental authority or agency under any existing federal or state law governing the banking or trust powers of the Trustee.

               (v) The execution and delivery of the Pooling and Servicing Agreement and the Loan Agreement by the Trustee and the performance by the Trustee of their respective terms do not conflict with or result in a violation of (A) any law or regulation of the United States of America or the State of New York governing trust powers of the Trustee, (B) the Articles of Association or By-Laws of the Trustee, or (C) to the best of their knowledge, any indenture, lease, or other material agreement to which the Trustee is a party or to which its assets are subject.

          (6) The favorable opinion of Mayer, Brown & Platt, counsel for the Underwriters, dated the Closing Date, with respect to the validity of the Class B Certificates and such other related matters as the Underwriters shall request, and Transferor shall have furnished or caused to be furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters. In rendering such opinion, Mayer, Brown & Platt may rely on the opinions of Schwartz, Warren & Ramirez, counsel to Transferor, and the opinion of internal counsel of Transferor, as to the matters dealt with in such opinions.

     (e) The Representative shall have received a certificate dated the Closing Date of the President, any Vice President, the Treasurer or any Assistant Treasurer, of Transferor in which such officer shall state that the representations and warranties of Transferor in this Agreement are true and correct, and that Transferor has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission, and subsequent to the date of the most recent financial statements of Transferor delivered to the Representative hereunder, there has been no material adverse change in the condition, financial or otherwise, whether or not arising from transactions in the ordinary course of business, of Transferor except as set forth in or contemplated by the Registration Statement and the Prospectus.

     (f)  The Class B Certificates shall be rated "Aaa" by
Moody's and "AAA" by Standard & Poor's and "AAA" by Fitch, and the Class B Certificates shall be rated "A2" by Moody's and "A" by Standard & Poor's and "A" by Fitch.

     (g) The Representative shall have received evidence satisfactory to it and its counsel that, on or before the Closing Date, UCC-1 financing statements have been filed in the office of the Secretary of State of Ohio and County Clerk of Franklin County reflecting the interest of the Trust in the Receivables and the proceeds thereof.

     (h) The Representative and Transferor shall have received from counsel for the Collateral Interest Holder reasonably acceptable to the Representative and Transferor, a favorable opinion, dated the Closing Date and satisfactory in form and substance to the Representative, its counsel, Transferor and its counsel to the effect that:

               (1)  the Collateral Interest Holder is duly
          organized and existing under the laws of its jurisdiction of incorporation and has the power and authority to execute, deliver and perform its obligations under the Loan Agreement;

               (2) the Loan Agreement has been duly and validly authorized, executed and delivered by the Collateral Interest Holder and constitutes the legal, valid and legally binding obligation of the Collateral Interest Holder enforceable against the Collateral Interest Holder in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, liquidation, moratorium, readjustment of debt or other similar laws affecting the enforcement of creditors' rights generally, as such laws may be applied in the event of a bankruptcy, insolvency, reorganization, liquidation, moratorium, readjustment of debt of, or the appointment of a receiver with respect to the property of, or a similar event applicable to the Collateral Interest Holder, and
          (B) the effect of any moratorium or other similar occurrence affecting the Collateral Interest Holder;

               (3) all consents, approvals, authorizations, licenses, rulings or orders of or actions by any New York State or federal governmental authority and all filings, recordings or publications, if any, required on the part of the Collateral Interest Holder in connection with the execution, delivery or performance by the Collateral Interest Holder of the Loan Agreement have been obtained or made and are in full force and effect; and

               (4)  such other customary matters as the
          Representative shall request.

     (i) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any change, or any development involving a prospective change, in or affecting the business or properties of the Trust or Transferor the effect of which, in any case referred to above, is, in the judgment of the Underwriters, so material and adverse as to make it impractical or inadvisable to proceed with the offering or the delivery of the Class B Certificates as contemplated by the Registration Statement and the Prospectus (and any supplements thereto).

     (j) Simultaneously with or prior to the Closing Date, $445,500,000 aggregate initial principal amount of the Class A Certificates shall have been sold to the Class A Underwriters.
     Transferor will provide or cause to be provided to the Underwriters such conformed copies of such opinions, certificates, letters and documents as the Underwriters may reasonably request.

     Section 7.  Indemnification and Contribution. (a)
Transferor will indemnify and hold harmless each Underwriter and each Person who controls any Underwriter within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which the Underwriters or any of them may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and each Person who controls any Underwriter within the meaning of the Securities Act for any actual legal or other expenses reasonably incurred by the Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that Transferor will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to Transferor by any Underwriter specifically for use therein.

     (b) Each Underwriter, severally, agrees to indemnify and hold harmless Transferor against any losses, claims, damages or liabilities to which Transferor may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to Transferor by such Underwriter specifically for use therein, and will reimburse any actual legal or other expenses reasonably incurred by Transferor in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

     (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action or the assertion by a third party of a claim, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party except and to the extent of any prejudice to such indemnifying party arising from such failure to provide such notice. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

     (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by Transferor on the one hand and the Underwriters on the other from the offering of the Class B Certificates or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of Transferor on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by Transferor on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Class B Certificates (before deducting expenses) received by Transferor bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Transferor or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection
(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the underwriting discount applicable to the Class B Certificates purchased by such Underwriter hereunder. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     (e) The obligations of Transferor under this Section shall be in addition to any liability that Transferor may otherwise have and shall extend, upon the same terms and conditions, to each Person, if any, who controls any Underwriter within the meaning of the Securities Act; and the obligations of any Underwriter under this Section shall be in addition to any liability that such Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each director of Transferor, to each officer of Transferor who signed the Registration Statement and to each Person, if any, who controls Transferor within the meaning of the Securities Act.

     Section 8. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of Transferor or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation or statement as to the results thereof, made by or on behalf of the Underwriters, Transferor or any of their respective representatives, officers or directors or any controlling Person, and will survive delivery of and payment for the Class B Certificates. If for any reason the purchase of the Class B Certificates by the Underwriters is not consummated, Transferor shall remain responsible for the expenses to be paid or reimbursed by Transferor pursuant to Section 5(g) hereof and the respective obligations of Transferor and the Underwriters pursuant to Section 7 hereof shall remain in effect. If the purchase of the Class B Certificates by the Underwriters is not consummated for any reason other than solely because of the occurrence of any event specified in clause (ii), (iii) or (iv) of Section 6(c) hereof, Transferor will reimburse the Underwriters for all actual out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Class B Certificates.

     Section 9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Class B Certificates agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Class B Certificates set forth opposite their names in Schedule I hereto bears to the aggregate amount of Class B Certificates set forth opposite the names of all the remaining Underwriters) the Class B Certificates which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Class B Certificates which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Class B Certificates set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Class B Certificates, and if such nondefaulting Underwriters do not purchase all the Class B Certificates, this Agreement will terminate without liability to any non-defaulting Underwriter, the Trust or Transferor. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Underwriters shall determine in order that the required changes in the Registration Statement and the Prospectus (and any supplements thereto) or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to Transferor and any nondefaulting Underwriter for damages occasioned by its default hereunder.

     Section 10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to them c/o CS First Boston Corporation, Attention: Investment Banking Department - Transactions Advisory Group; or if sent to Transferor will be mailed, delivered or telegraphed and confirmed to it at World Financial Network National Bank, 4590 East Broad Street, Columbus, Ohio 43213, Attention: Dan Groomes (facsimile no. 614/755-3418).

     Section 11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling Persons referred to in Section 7 hereof, and no other
Person will have any right or obligation hereunder.

     Section 12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     Section 13.  Applicable Law. This Agreement shall be
governed by, and construed in accordance with, the laws of the State of New York, without regard to any otherwise applicable principles of conflicts of laws.

     Section 14. Miscellaneous. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

     Section 15. Representative. The Representative will act for the several Underwriters in connection with this Agreement and the transactions contemplated hereby and any action under this Agreement taken by the Representative will be binding upon all the Underwriters.

     If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us one of the counterparts duplicate hereof, whereupon it will become a binding agreement between Transferor and the several Underwriters in accordance with its terms.

Very truly yours,


WORLD FINANCIAL NETWORK
NATIONAL BANK


By: _______________________________
     Name:   Dan Groomes
     Title:  Vice President and
             Chief Financial
             Officer



The foregoing Underwriting Agreement
  is hereby confirmed and accepted,
  as of the date first above written:

CS FIRST BOSTON CORPORATION



By: ____________________________________
      Name:
      Title:

For itself and the other
  Underwriters named in Schedule I
  to the foregoing Underwriting
  Agreement.

                             Schedule 1
                             -----------


                                             Principal Amount of
   Class B Underwriter                       Class B Certificates
   -------------------                       --------------------


CS First Boston Corporation. . . . . . . . . . . .$46,750,000

                              $283,500,000
            WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST
                       6.95% CLASS A ASSET BACKED
                       CERTIFICATES, SERIES 1996-B



              CLASS A UNDERWRITING AGREEMENT, SERIES 1996-B
              ---------------------------------------------

                                                          April 25, 1996

CS First Boston Corporation,
  as Representative of the
  Several Underwriters

Ladies and Gentlemen:

      Section 1. Introductory. World Financial Network National Bank, a national banking association ("Transferor"), has conveyed and proposes to convey the Receivables arising from certain consumer revolving credit card accounts and other rights to the World Financial Network Card Master Trust (the "Trust"), and proposes to cause the Trust to sell to the Underwriters named in Schedule I hereto (the "Underwriters"), for whom you are acting as representative (the "Representative"), $283,500,000 aggregate initial principal amount of 6.95% Class A Asset Backed Certificates, Series 1996-B (the "Class A Certificates"), in the Trust. It is understood that Transferor is currently entering into a Class B Underwriting Agreement dated the date hereof (the "Class B Underwriting Agreement") among Transferor and the Underwriters named on Schedule I thereto (the "Class B Underwriters") providing for the sale of $29,750,000 aggregate initial principal amount of 7.20% Class B Asset Backed Certificates, Series 1996-B (the "Class B Certificates"). The Class A Certificates and the Class B Certificates are referred to herein collectively as the "Certificates". This Agreement and the Class B Underwriting Agreement are referred to herein collectively as the "Underwriting Agreements".

      The Receivables were conveyed by Transferor to the Trust pursuant to the Pooling and Servicing Agreement, dated as of January 17, 1996 (the "P&S") between Transferor, as Transferor and Servicer, and The Bank of New York, as trustee (the "Trustee"), and the Certificates will be issued pursuant to the P&S and the Series 1996-B Supplement to the P&S, dated as of May 9, 1996 (the "Supplement"), between the same parties. The P&S and the Supplement are referred to herein collectively as the "Pooling and Servicing Agreement". In addition, Transferor, Servicer, Trustee and a financial institution identified therein (the "Collateral Interest Holder"), will enter into a Loan Agreement dated as of May 9, 1996 (the "Loan Agreement") pursuant to which the Collateral Interest Holder will acquire $36,750,000 aggregate initial principal amount of the Collateral Interest (the "Collateral Interest"), which will act as Enhancement for the Certificates. Additional Enhancement for the Certificates will be provided in the form of the Cash Collateral Account, as described in the Supplement.

      Capitalized terms used herein (including in the Introductory hereto) that are not otherwise defined shall have the meanings ascribed thereto in the Pooling and Servicing Agreement.

      Section 2.   Representations and Warranties of Transferor.
(a)Transferor represents and warrants to, and agrees with, each Underwriter as set forth in this Section 2. Certain terms used in this Section 2 are defined in paragraph (i) below.

           (i) Transferor meets the requirements for use of Form S-3 under the Securities Act and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (Registration No. 333-998) and a related preliminary prospectus, on such Form for the registration under the Securities Act, of the Certificates. Transferor may have filed one or more amendments thereto and the related preliminary prospectus, each of which has previously been furnished to the Representative. Transferor will file with the Commission (A) prior to the effectiveness of such registration statement, a further amendment thereto (including the form of final base prospectus and the form of final prospectus supplement relating to the Class A Certificates) or (B) after effectiveness of such registration statement, a final base prospectus and final prospectus supplement in accordance with Rules 430A and 424(b)(1) or (4) under the Securities Act or (C) a final base prospectus and a final prospectus supplement relating to the Class A Certificates in accordance with Rules 415 and 424(b)(2) or (5) under the Securities Act. In the case of clause (B), Transferor has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Securities Act and the rules thereunder to be included in the Prospectus with respect to the Class A Certificates and the offering thereof. As filed, such amendment and form of final prospectus supplement, or such final base prospectus or final prospectus supplement, shall include all Rule 430A Information, together with all other such required information, with respect to the Class A Certificates and the offering thereof and, except to the extent the Underwriters shall agree in writing to a modification, shall be in all substantive respects in the form furnished to the Representative prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest preliminary prospectus which has previously been furnished to the Representative) as Transferor has advised the Representative, prior to the Execution Time, will be included or made therein. If the Registration Statement contains the undertakings specified by item 512(a) of Regulation S-K, the Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

           The terms that follow, when used in this Agreement, have the meanings indicated. The term "Effective Date" means each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Execution Time" means the date and time that this Agreement is executed and delivered by the parties hereto. "Preliminary Prospectus" means any preliminary prospectus referred to in the preceding paragraph and any preliminary prospectus included in the Registration Statement which, at the Effective Date, omits Rule 430A Information. "Base Prospectus" means the prospectus referred to above contained in the Registration Statement at the Effective Date. "Prospectus" means the prospectus supplement relating to the Class A Certificates that is first filed with the Commission pursuant to Rule 424(b) after the Execution Time, together with the Base Prospectus (as such Base Prospectus may have been amended and together with any supplements thereto) or, if no filing pursuant to Rule 424(b) is required, means the prospectus supplement relating to the Class A Certificates, including the Base Prospectus included in the Registration Statement at the Effective Date. "Registration Statement" means the registration statement referred to in the preceding paragraph and any registration statement required to be filed under the Securities Act or rules thereunder, including incorporated documents, exhibits and financial statements, in the form in which it has or shall become effective and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, shall also mean such registration statement as so amended. Such term shall include Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 424", "Rule 430A", "Rule 415" and "Regulation S-K" refer to such rules or regulations under the Securities Act. "Rule 430A Information" means information with respect to the Class A Certificates and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement, the Base Prospectus or Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the Effective Date of the Registration Statement or the issue date of the Base Prospectus or Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Base Prospectus or Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of the Base Prospectus or Prospectus, as the case may be, deemed to be incorporated therein by reference.

           (ii) On the Effective Date, the Registration Statement did or will comply in all material respects with the applicable requirements of the Securities Act and the rules thereunder; on the Effective Date and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Prospectus (as amended and together with any supplements thereto) did or will comply in all material respects with the applicable requirements of the Securities Act and the rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus (as amended and together with any supplements thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that Transferor makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus (or any supplements thereto) in reliance upon and in conformity with information furnished in writing to Transferor by any Underwriter specifically for use in connection with the preparation of the Registration Statement or the Prospectus (or any supplements thereto).

           (iii) Transferor is a national banking association duly organized, validly existing and in good standing under the laws of the United States, and has all requisite power, authority and legal right to own its properties and conduct its business as described in the Registration Statement and the Prospectus and to execute, deliver and perform the Underwriting Agreements, the Pooling and Servicing Agreement and the Loan Agreement (collectively the "Specified Agreements"), to authorize the issuance of the Certificates and the Collateral Interest and to consummate the transactions contemplated hereby.

           (iv) Transferor is duly qualified to do business and is in good standing (or is exempt from such requirement) in any state required in order to conduct its business, and has obtained all necessary licenses and approvals with respect to Transferor required under Federal and Ohio law.

           (v) The execution, delivery and performance by Transferor of the Specified Agreements, the issuance of the Certificates and the Collateral Interest and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action or proceedings.

           (vi) This Agreement has been duly executed and delivered by Transferor.

           (vii) Transferor has authorized the conveyance of the Receivables to the Trust, and Transferor has authorized the Trust to issue and sell the Certificates and the Collateral Interest.

           (viii) The execution, delivery and performance by Transferor of the Specified Agreements, the issuance of the Certificates and the Collateral Interest and the fulfillment of the terms hereof and thereof will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, or (other than the Lien of the Pooling and Servicing Agreement) result in the creation or imposition of any Lien under any material indenture, contract, agreement, mortgage, deed of trust or other instrument to which Transferor is a party or by which it or any of its properties are bound.

           (ix) The execution, delivery and performance by Transferor of the Specified Agreements, the issuance of the Certificates and the Collateral Interest and the fulfillment of the terms hereof and thereof, will not conflict with or violate any Requirements of Law applicable to Transferor.

           (x) There are no proceedings or investigations pending or, to the best knowledge of Transferor, threatened against Transferor before any court, regulatory body, administrative agency, arbitrator or other tribunal or governmental instrumentality (A) asserting the invalidity of any Specified Agreement or the Certificates or the Collateral Interest, (B) seeking to prevent the issuance of the Certificates or the Collateral Interest or the consummation of any of the transactions contemplated by the Specified Agreements, (C) seeking any determination or ruling that, in the reasonable judgment of Transferor, would materially and adversely affect the performance by Transferor of its obligations under any Specified Agreement, (D) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of any Specified Agreements or the Certificates or the Collateral Interest, or (E) seeking to affect adversely the income tax attributes of the Trust, as described in the Prospectus under the heading "U.S. Federal Income Tax Considerations"; and there are no contracts or documents of Transferor that are required to be filed as exhibits to the Registration Statement by the Securities Act or by the rules and regulations of the Commissioner promulgated under the Securities Act (the "Rules and Regulations") that have not been so filed.

           (xi) All approvals, authorizations, consents, orders and other actions of any Person or of any governmental body or official required in connection with the execution and delivery of the Specified Agreements, the issuance of the Certificates and the Collateral Interest and the performance of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof, have been obtained.

           (xii) Transferor has delivered to the Representative complete and correct copies of publicly available portions of the Consolidated Reports of Condition and Income of Transferor for the years ended December 31, 1993, 1994 and 1995, as submitted to the Comptroller of the Currency. Except as otherwise set forth therein, during the period from the most recent date covered by the aforementioned reports to the date hereof, (x) there has been no material adverse change in the condition (financial or otherwise) of Transferor and
      (y) there have been no transactions entered into by Transferor, other than those in the ordinary course of business or that are disclosed in the Prospectus, that are material with respect to Transferor.

           (xiii) Any taxes, fees and other governmental charges in connection with the execution, delivery and performance of the Specified Agreements and the Certificates and the Collateral Interest shall have been paid by Transferor or will be paid by Transferor at or prior to the Closing Date to the extent then due.

           (xiv) The Certificates and the Collateral Interest have been duly and validly authorized. The Certificates, when validly authenticated, issued and delivered in accordance with the Pooling and Servicing Agreement and sold to the Underwriters as provided herein and to the Class B Underwriters pursuant to the Class B Underwriting Agreement, will be duly and validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement, and, together with the Pooling and Servicing Agreement, the Loan Agreement and the Collateral Interest will conform in all material respects to the descriptions thereof and the statements in relation thereto contained in the Prospectus.

           (xv) Assuming the due authorization, execution and delivery thereof by the other parties thereto, the Pooling and Servicing Agreement and the Loan Agreement constitute and the Certificates and the Collateral Interest, when validly issued and, in the case of the Certificates, validly authenticated and delivered in accordance with the Pooling and Servicing Agreement and sold to the Underwriters as provided herein and to the Class B Underwriters pursuant to the Class B Underwriting Agreement will constitute, the legal, valid and binding agreement of Transferor enforceable in accordance with its respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

           (xvi) On the Closing Date and after giving effect to this Agreement, the Underwriters and the Class B Underwriters will have good and marketable title to the Certificates, free and clear of all Liens when validly authenticated, issued and delivered in accordance with the Pooling and Servicing Agreement and sold to the Underwriters as provided herein and to the Class B Underwriters pursuant to the Class B Underwriting Agreement.

           (xvii) At the time of each transfer of Receivables by Transferor to the Trust, Transferor has had and will have good and marketable title to all Receivables and the other property being transferred by it to the Trust on each such day, free and clear of Liens (other than the Lien of the Pooling and Servicing Agreement), and will not have sold to any Person (other than the Trustee) any of its right, title or interest in any of such Receivables or such other property.

           (xviii) Neither Transferor nor the Trust is an "investment company" or "controlled" by an "investment company" as such terms are defined in the Investment Company Act.

           (xix) As of the Closing Date each of the representations and warranties of Transferor deemed made pursuant to the Pooling and Servicing Agreement will be true and correct, and, as of each other date on which Transferor is deemed, pursuant to the terms of the Pooling and Servicing Agreement, to make any of the representations and warranties set forth therein, and in Officer's Certificates of Transferor delivered on each such date pursuant to the Pooling and Servicing Agreement, will be true and correct and the Underwriters may rely on such representations and warranties as if they were set forth herein in full.

      (b) Any Officer's Certificate signed by any officer of Transferor and delivered to the Representative or its counsel shall be deemed a representation and warranty of Transferor to the Underwriters as to the matters covered thereby.

      Section 3. Purchase and Sale. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, Transferor agrees to cause the Trust to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, except as set forth in Section 9 below, to purchase the respective initial principal amount of Class A Certificates set forth opposite such Underwriter's name in Schedule I hereto, at a purchase price of 99.356250% of the aggregate principal amount thereof.

      The Class A Certificates will initially be represented by one or more certificates representing $283,500,000 aggregate initial principal amount, each of which will be registered in the name of Cede & Co., the nominee of The Depository Trust Company ("DTC") (such certificates, the "DTC Certificates"). The interests of beneficial owners of the DTC Certificates will be represented by book entries on the records of DTC and participating members thereof. Definitive certificates evidencing the Class A Certificates will be available only under the limited circumstances specified in the Pooling and Servicing Agreement.

      Delivery of the DTC Certificates shall be made to the accounts of the several Underwriters at the office of DTC, 55 Water Street, 49th Floor, New York, New York 10004, against payment by the several Underwriters of the purchase price therefor to or upon the order of Transferor in immediately available funds at the office of Mayer, Brown & Platt, New York, New York at 9:00 a.m., New York time, on May 9, 1996, or at such other time not later than seven full business days thereafter as Transferor and the Underwriters determine, such time being herein referred to as the "Closing Date". The certificates evidencing the DTC Certificates will be made available for checking at the offices of Mayer, Brown & Platt in Chicago, Illinois or such other location specified by Transferor at least 24 hours prior to the Closing Date.

      Section 4. Offering by the Underwriters. (a) It is understood that the Underwriters propose to offer the Class A Certificates for sale to the public as set forth in the Prospectus.

      (b) Each Underwriter agrees that if it is a foreign broker dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it will not effect any transaction in the Class A Certificates within the United States or induce or attempt to induce the purchase of or sale of the Class A Certificates within the United States, except that it shall be permitted to make sales to other Underwriters or to its United States affiliates; provided that such sales are made in compliance with an exemption of certain foreign brokers or dealers under Rule 15a-6 under the Exchange Act and in conformity with the Rules of Fair Practice of the NASD as such Rules apply to non-NASD brokers or dealers.

      (c) Each Underwriter represents and agrees that (i) it has not offered or sold and, prior to the expiry of the period of six months from the Closing Date, will not offer or sell any Class A Certificates to Persons in the United Kingdom except to Persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which do not constitute an offer to the public in the United Kingdom for the purposes of the Public Offers of Securities Regulations 1995; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 of the United Kingdom with respect to anything done by it in relation to the Class A Certificates in, from or otherwise involving the United Kingdom; (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Class A Certificates to a Person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1995 of the United Kingdom or is a Person to whom the document may otherwise lawfully be issued or passed on.

      Section 5. Certain Agreements of Transferor. Transferor covenants and agrees with the several Underwriters that:

      (a) Transferor will use its best efforts to cause the Registration Statement, and any amendment thereto, if not effective at the Execution Time, to become effective. If the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), Transferor will file the Prospectus, properly completed, pursuant to Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Underwriters of such timely filing. Transferor will promptly advise the Underwriters (i) when the Registration Statement, and any amendment thereto, shall have become effective, (ii) when the Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (iii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information,
(iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threat of any proceeding for that purpose and (v) of the receipt by Transferor of any notification with respect to the suspension of the qualification of the Class A Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. Transferor will not file any amendment of the Registration Statement or supplement to the Prospectus unless a copy has been furnished to the Representative for its review prior to such filing. Transferor will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the lifting thereof.

      (b) If, at any time when a Prospectus relating to the Class A Certificates is required to be delivered under the Securities Act, any event occurs as a result of which such Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, or if it shall be necessary at any time to amend or supplement such Prospectus to comply with the Securities Act or the Exchange Act or the Rules and Regulations thereunder, Transferor promptly will prepare and file with the Commission an amendment or supplement that will effect such compliance. Neither the consent of any Underwriter to, nor the delivery by any Underwriter of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6 hereof.

      (c) As soon as practicable, but not later than the Availability Date (as defined below), Transferor will cause the Trustee to make generally available to the Holders of the Class A Certificates and to the Representative an earnings statement with respect to the Trust covering a period of at least 12 months beginning after the Effective Date that will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes the Effective Date, except that, if such fourth fiscal quarter is the last quarter of Transferor's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

      (d) Transferor will furnish to the Underwriters copies of the Registration Statement as originally filed and each amendment thereto (in each case at least two of which will be signed and will include all exhibits), each related Preliminary Prospectus, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Underwriters may reasonably request. Transferor will furnish or cause to be furnished to the Representative copies of all reports on Form SR required by Rule 463 under the Securities Act.

      (e) Transferor will arrange for the qualification of the Class A Certificates for sale under the laws of such jurisdictions in the United States as the Underwriters may reasonably designate and will continue such qualifications in effect so long as required for the distribution of the Class A Certificates, provided that Transferor shall not be obligated to qualify to do business nor become subject to service of process generally, but only to the extent required for such qualification, in any jurisdiction in which it is not currently so qualified, and will arrange for the determination of the legality of the Class A Certificates for purchase by institutional investors.

      (f) So long as any of the Class A Certificates are outstanding, Transferor will deliver or cause to be delivered to the Underwriters (i) copies of each report mailed to the Trustee or the Series 1996-B Holders, as soon as such report is mailed to the Trustee or such Holders, (ii) the annual statement as to compliance and the annual statement of a firm of independent public accountants furnished to the Trustee pursuant to Sections 3.5 and 3.6 of the Pooling and Servicing Agreement, as soon as such statements are furnished to the Trustee, (iii) copies of all documents required to be filed with the Commission pursuant to the Exchange Act or any order of the Commission thereunder, and (iv) such other information concerning Transferor, the Certificates or the Trust as the Underwriters may reasonably request from time to time.

      (g) Transferor will pay all expenses incident to the performance of its obligations under this Agreement, including without limitation, (i) expenses of preparing, printing, reproducing and distributing the Registration Statement and each amendment thereto, the preliminary prospectuses, the Prospectus (including any amendments and supplements thereto), the Pooling and Servicing Agreement, the Loan Agreement and the Class A Certificates, (ii) the fees and disbursements of the Trustee and its counsel, (iii) the fees and disbursements of the independent public accountants of Transferor and fees and disbursements of counsel to Transferor and the Underwriters, (iv) the fees charged by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Service, a division of The McGraw Hill Companies, Inc. ("Standard & Poor's") and Fitch Investors Service, L.P. ("Fitch", and together with Moody's and Standard & Poor's, the "Rating Agencies") in connection with the rating of the Class A Certificates, (v) the fees of DTC in connection with the book-entry registration of the DTC Certificate, (vi) the fees and expenses of Mayer, Brown & Platt as counsel to the Transferor and in its role as special Federal tax counsel and (vii) expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters, and will reimburse the Underwriters for any expenses (including reasonable fees and disbursements of counsel) incurred by the Underwriters pursuant to Section 5(e) hereof in connection with the qualification of the Class A Certificates for sale and determination of their eligibility for investment under the laws of such jurisdictions in the United States as the Underwriters may designate.

      (h) Transferor has caused and will continue to cause its books and records (including any computer records) to be marked relating to the Receivables transferred to the Trust, to show the transfer to the Trust of such Receivables, and Transferor shall not take any action inconsistent with the transfer to the Trust of such Receivables, other than as permitted by the Pooling and Servicing Agreement.

      (i) For a period of 30 days from the date hereof, none of Transferor or any of its affiliates or any trust formed by it or any of its affiliates will, without the prior written consent of the Underwriters, directly or indirectly, offer, sell or contract to sell or announce the offering of, in a public or private transaction, any other collateralized securities similar to the Class A Certificates (other than the Class B Certificates and the Class A Certificates, Series 1996-A and Class B Certificates, Series 1996-A) representing interests in consumer credit card receivables.

      (j) So long as any Class A Certificates are outstanding, Transferor will cause to be delivered to the Underwriters a reliance letter relating to each Opinion of Counsel delivered to the Trustee or any Rating Agency by counsel to Transferor pursuant to the Pooling and Servicing Agreement at the time such opinion is delivered.

      (k) To the extent, if any, that the rating provided with respect to the Class A Certificates by any Rating Agency is conditional upon the furnishing of documents or the taking of any other actions by Transferor, Transferor shall furnish such documents and take any such other actions as may be required.

      Section 6. Conditions of the Obligations of the Underwriters. The obligation of the Underwriters to purchase and pay for the Class A Certificates will be subject to the accuracy of the representations and warranties on the part of Transferor herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the officers of Transferor made pursuant to the provisions hereof, to the performance by Transferor of its obligations hereunder and to the following additional conditions precedent:

      (a) (i) On the date of this Agreement, the Underwriters and Transferor shall have received a letter, dated the date of delivery thereof (which, if the Effective Time is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to the Effective Time), of Coopers & Lybrand confirming that they are independent public accountants within the meaning of the Securities Act and the Rules and Regulations, substantially in the form of the draft to which the Underwriters have previously agreed and otherwise in form and substance satisfactory to the Underwriters and counsel for the Underwriters, and (ii) on the Closing Date, the Underwriters and Transferor shall have received a letter, dated as of the Closing Date, from Coopers & Lybrand updating the letter referred to in clause (i) above, in form and substance satisfactory to the Underwriters and counsel for the Underwriters.

      (b) If the Registration Statement has not become effective prior to the Execution Time, unless the Underwriters agree in writing to a later time, the Registration Statement shall have become effective not later than 10:00 p.m. New York time on the date of this Agreement; if filing of the Prospectus, or any supplements thereto, is required pursuant to Rule 424(b), the Prospectus shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

      (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting particularly the business or properties of Transferor which, in the judgment of the Underwriters materially impairs the investment quality of the Class A Certificates; (ii) any suspension or limitation of trading in securities generally on the New York Stock Exchange or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of Transferor on any exchange or in the over the counter market; (iii) any banking moratorium declared by Federal, New York or Delaware authorities; or (iv) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of the Underwriters, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Class A Certificates.

      (d)  The Representative shall have received:

      (1) The favorable opinion or opinions of internal counsel of Transferor and/or of Mayer, Brown & Platt, counsel to Transferor, dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, and in the aggregate substantially to the effect that:

                 (i) Transferor has been duly organized as an association licensed as a national banking association and is validly existing and in good standing under the laws of the United States, is duly qualified to do business and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business, and has full power and authority to own its properties, to conduct its business as described in the Registration Statement and the Prospectus, to enter into and perform its obligations under the Specified Agreements, to execute the Certificates and to consummate the transactions contemplated hereby and thereby;

                 (ii) the Pooling and Servicing Agreement, this Agreement, the Class B Underwriting Agreement, the Loan Agreement and the Certificates have each been duly authorized, executed and delivered by Transferor; the Pooling and Servicing Agreement and the Loan Agreement constitute and the Certificates and the Collateral Interest, when validly issued and, in the case of the Certificates validly authenticated and delivered in accordance with the Pooling and Servicing Agreement and sold to the Underwriters as provided herein and to the Class B Underwriters pursuant to the Class B Underwriting Agreement, will constitute, the legal, valid and binding agreement of Transferor, enforceable in accordance with its terms (subject, as to enforcement or remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors' rights generally from time to time in effect and to the application of general principles of equity);

                 (iii) the Certificates are in due and proper form and when executed, authenticated and delivered as specified in the Pooling and Servicing Agreement, when delivered against payment of the consideration specified herein, will be duly and validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement and the Collateral Interest;

                 (iv) neither the execution and delivery of the Specified Agreements, nor the issuance or delivery of the Certificates, nor the consummation of any of the transactions contemplated herein or therein, nor the fulfillment of the terms of the Certificates or the Specified Agreements, will conflict with or violate, result in a material breach of or constitute a default under (A) any Requirements of Law applicable to Transferor or any statute or regulation currently applicable to the Trust, (B) any term or provision of any order known to such counsel to be currently applicable to Transferor or the Trust of any court, regulatory body, administrative agency or governmental body having jurisdiction over Transferor or the Trust, as the case may be, or (C) any term or provision of any indenture or other agreement or instrument known to such counsel to which Transferor or the Trust is a party or by which either of them or any of their properties are bound;

                 (v) except as otherwise disclosed in the Prospectus (and any supplements thereto) or the Registration Statement, there is no pending or, to the best knowledge of such counsel, threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator with respect to the Trust, the Certificates, the Specified Agreements or any of the transactions contemplated herein or therein or with respect to Transferor which, in the case of any such action, suit or proceeding with respect to Transferor if adversely determined, would have a material adverse effect on the Certificates or the Trust or upon the ability of Transferor to perform its obligations under the Pooling and Servicing Agreement or the Loan Agreement; and the statements included in the Registration Statement, the Base Prospectus and the Prospectus describing statutes, legal proceedings, contracts and other documents relating to Transferor, the Accounts, the Receivables, the business of Transferor and the Trust fairly summarize the matters therein described;

                 (vi) the Registration Statement has become effective under the Securities Act, and, to the best of their knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, and the Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations. Such counsel has no reason to believe that at the Effective Date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (other than financial and statistical information contained therein as to which such counsel need express no opinion);

                 (vii) no approval, authorization, consent, order, registration, filing, qualification, license or permit of or with any court or governmental agency or body is required for the consummation by Transferor or the Trust of the transactions contemplated in the Specified Agreements, except such as have been obtained under the Securities Act and such as may be required under the blue sky laws of any jurisdiction inside the United States in connection with the purchase and distribution of the Class A Certificates by the Underwriters and such filings or other approvals (specified in such opinion) as have been made or obtained;

                 (viii) if a court concludes that the assignment of the Receivables, all documents and instruments relating thereto and all proceeds thereof to the Trustee pursuant to the Pooling and Servicing Agreement is a sale, such assignment transferred to the Trust all the right, title and interest of Transferor in and to such Receivables and other property in existence on the date hereof, free and clear of any Liens then existing or thereafter created except as specifically permitted pursuant to the Pooling and Servicing Agreement. With respect to Receivables which come into existence after the date hereof, such sale will transfer to the Trust all of the right, title and interest of Transferor in and to such Receivables free and clear of any Liens. If a court were to conclude that such assignment was not a sale, the Pooling and Servicing Agreement and the transactions provided for by the Pooling and Servicing Agreement would constitute a grant by Transferor to the Trustee, for the benefit of the Investor Holders, of a valid security interest in all of Transferor's right, title and interest in all Receivables and other property from time to time transferred by Transferor to the Trust;

                 (ix) the Certificates and the Pooling and Servicing Agreement and the Loan Agreement each conform in all material respects with the description thereof contained in the Registration Statement and the Prospectus;

                 (x) the Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended, and neither Transferor nor the Trust is required to be registered under the Investment Company Act; and

                 (xi) the statements in the Registration Statement under the heading "Certain Legal Aspects of the Receivables", "U.S. Federal Income Tax Consequences" and "ERISA Considerations" to the extent that they constitute statements of matters of law or legal conclusions with respect thereto, have been prepared or received by such counsel and are correct in all material respects.

      In rendering such opinion counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the States of Ohio and New York and the United States, to the extent deemed proper and stated in such opinion, upon the opinion of other counsel of good standing believed by such counsel to be reliable and acceptable to the Representative and its counsel, and (B) as to matters of fact, to the extent deemed proper and as stated therein, on certificates of responsible officers of the Trust, Transferor and public officials. References to the Prospectus in this paragraph (d) include any supplements thereto.

           (2) The favorable opinion of Mayer, Brown & Platt, special tax counsel to Transferor, dated the Closing Date and to the effect that
      (i) the Certificates will properly be treated as indebtedness for federal income tax purposes and (ii) the Trust will not be classified as an association or a publicly traded partnership taxable as a corporation for federal income tax purposes.

           (3) The favorable opinion of Schwartz, Warren & Ramirez, special Ohio counsel to Transferor, dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, and substantially to the effect that:

                 (i) the Receivables constitute either "general intangibles" or "accounts" in each case as defined in the Uniform Commercial Code in effect in the State of Ohio;

                 (ii) Uniform Commercial Code financing statements with respect to the Investor Interest in the Receivables and the proceeds thereof have been filed in the office of the Ohio Secretary of State. No other filings or other actions, with respect to the Trustee's interest in the Receivables transferred and to be transferred by Transferor to the Trust, are necessary to perfect the interest of the Trustee in the Receivables, and the proceeds thereof, against third parties, except that appropriate continuation statements must be filed at five-year intervals;

                 (iii) in the event that a court were to conclude that the assignment of the Receivables, all documents and instruments relating thereto and all proceeds thereof to the Trustee pursuant to the Pooling and Servicing Agreement was not a sale, the Pooling and Servicing Agreement, together with the filing of the financing statements referred to in paragraph (ii) above, create a first priority perfected security interest in the Receivables transferred and to be transferred by Transferor to the Trustee, all documents and instruments relating thereto and all proceeds thereof (in rendering such opinion counsel may take such exceptions as are appropriate and reasonably acceptable under the circumstances); and

                 (iv) the Trust as an entity will not be subject to the corporation franchise tax or to the dealers in intangibles tax imposed on corporations, financial institutions or dealers in intangibles by Ohio Revised Code Chapters 5733 or 5725, and for purposes of the corporation franchise tax and the dealers in intangibles tax imposed by Ohio Revised Code Chapters 5733 and 5725, respectively, the Certificates will be treated as indebtedness.


           (4) Any reliance letters relating to each opinion rendered to the Trustee or any Rating Agency by internal counsel of Transferor and Mayer, Brown & Platt and any other counsel to Transferor in connection with the rating of the Certificates.

           (5) The favorable opinion of counsel to the Trustee, dated the Closing Date and satisfactory in form and substance to the Representative and its counsel to the effect that:

                 (i) The Trustee has been duly incorporated and is validly existing as a New York banking corporation in good standing under the laws of the State of New York with full power and authority (corporate and other) to own its properties and conduct its business, as presently conducted by it, and to enter into and perform its obligations under the Pooling and Servicing Agreement and the Loan Agreement and to issue the Certificates and the Collateral Interest.

                 (ii) Each of the Pooling and Servicing Agreement and the Loan Agreement has been duly authorized, executed and delivered by the Trustee, and constitutes a legal, valid and binding obligation of the Trustee, enforceable in accordance with its terms, except that (y) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (z) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                 (iii) The Certificates have been duly executed, authenticated and delivered by the Trustee.

                 (iv) Neither the execution and delivery by the Trustee of the Pooling and Servicing Agreement or the Loan Agreement nor the consummation of any of the transactions by the Trustee contemplated thereby required the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to, any governmental authority or agency under any existing federal or state law governing the banking or trust powers of the Trustee.

                 (v) The execution and delivery of the Pooling and Servicing Agreement and the Loan Agreement by the Trustee and the performance by the Trustee of their respective terms do not conflict with or result in a violation of (A) any law or regulation of the United States of America or the State of New York governing trust powers of the Trustee, (B) the Articles of Association or By-Laws of the Trustee, or (C) to the best of their knowledge, any indenture, lease, or other material agreement to which the Trustee is a party or to which its assets are subject.

           (6) The favorable opinion of Mayer, Brown & Platt, counsel for the Underwriters, dated the Closing Date, with respect to the validity of the Class A Certificates and such other related matters as the Underwriters shall request, and Transferor shall have furnished or caused to be furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters. In rendering such opinion, Mayer, Brown & Platt may rely on the opinions of Schwartz, Warren & Ramirez, counsel to Transferor, and the opinion of internal counsel of Transferor, as to the matters dealt with in such opinions.

      (e) The Representative shall have received a certificate dated the Closing Date of the President, any Vice President, the Treasurer or any Assistant Treasurer, of Transferor in which such officer shall state that the representations and warranties of Transferor in this Agreement are true and correct, and that Transferor has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission, and subsequent to the date of the most recent financial statements of Transferor delivered to the Representative hereunder, there has been no material adverse change in the condition, financial or otherwise, whether or not arising from transactions in the ordinary course of business, of Transferor except as set forth in or contemplated by the Registration Statement and the Prospectus.

      (f) The Class A Certificates shall be rated "Aaa" by Moody's and "AAA" by Standard & Poor's and "AAA" by Fitch, and the Class B Certificates shall be rated "A2" by Moody's and "A" by Standard & Poor's and "A" by Fitch.

      (g) The Representative shall have received evidence satisfactory to it and its counsel that, on or before the Closing Date, UCC-1 financing statements have been filed in the office of the Secretary of State of Ohio and County Clerk of Franklin County reflecting the interest of the Trust in the Receivables and the proceeds thereof.

      (h) The Representative and Transferor shall have received from counsel for the Collateral Interest Holder reasonably acceptable to the Representative and Transferor, a favorable opinion, dated the Closing Date and satisfactory in form and substance to the Representative, its counsel, Transferor and its counsel to the effect that:

                 (1) the Collateral Interest Holder is duly organized and existing under the laws of its jurisdiction of incorporation and has the power and authority to execute, deliver and perform its obligations under the Loan Agreement;

                 (2) the Loan Agreement has been duly and validly authorized, executed and delivered by the Collateral Interest Holder and constitutes the legal, valid and legally binding obligation of the Collateral Interest Holder enforceable against the Collateral Interest Holder in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, liquidation, moratorium, readjustment of debt or other similar laws affecting the enforcement of creditors' rights generally, as such laws may be applied in the event of a bankruptcy, insolvency, reorganization, liquidation, moratorium, readjustment of debt of, or the appointment of a receiver with respect to the property of, or a similar event applicable to the Collateral Interest Holder, and (B) the effect of any moratorium or other similar occurrence affecting the Collateral Interest Holder;

                 (3) all consents, approvals, authorizations, licenses, rulings or orders of or actions by any New York State or federal governmental authority and all filings, recordings or publications, if any, required on the part of the Collateral Interest Holder in connection with the execution, delivery or performance by the Collateral Interest Holder of the Loan Agreement have been obtained or made and are in full force and effect; and

                 (4) such other customary matters as the Representative shall request.

      (i) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any change, or any development involving a prospective change, in or affecting the business or properties of the Trust or Transferor the effect of which, in any case referred to above, is, in the judgment of the Underwriters, so material and adverse as to make it impractical or inadvisable to proceed with the offering or the delivery of the Class A Certificates as contemplated by the Registration Statement and the Prospectus (and any supplements thereto).

      (j) Simultaneously with or prior to the Closing Date, $29,750,000 aggregate initial principal amount of the Class B Certificates shall have been sold to the Class B Underwriters.

      Transferor will provide or cause to be provided to the Underwriters such conformed copies of such opinions, certificates, letters and documents as the Underwriters may reasonably request.

      Section 7. Indemnification and Contribution. (a) Transferor will indemnify and hold harmless each Underwriter and each Person who controls any Underwriter within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which the Underwriters or any of them may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and each Person who controls any Underwriter within the meaning of the Securities Act for any actual legal or other expenses reasonably incurred by the Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that Transferor will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to Transferor by any Underwriter specifically for use therein.

     (b) Each Underwriter, severally, agrees to indemnify and hold harmless Transferor against any losses, claims, damages or liabilities to which Transferor may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration
Statement, the Prospectus or any amendment or supplement thereto, based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to Transferor by such Underwriter specifically for use therein, and will reimburse any actual legal or other expenses reasonably incurred by Transferor in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

      (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action or the assertion by a third party of a claim, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof;
but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party except and to the extent of any prejudice to such indemnifying party arising from such failure to provide such notice. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

      (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by Transferor on the one hand and the Underwriters on the other from the offering of the Class A Certificates or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of Transferor on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by Transferor on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Class A Certificates (before deducting expenses) received by Transferor bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Transferor or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the underwriting discount applicable to the Class A Certificates purchased by such Underwriter hereunder. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

      (e) The obligations of Transferor under this Section shall be in addition to any liability that Transferor may otherwise have and shall extend, upon the same terms and conditions, to each Person, if any, who controls any Underwriter within the meaning of the Securities Act; and the obligations of any Underwriter under this Section shall be in addition to any liability that such Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each director of Transferor, to each officer of Transferor who signed the Registration Statement and to each Person, if any, who controls Transferor within the meaning of the Securities Act.

      Section 8. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of Transferor or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation or statement as to the results thereof, made by or on behalf of the Underwriters, Transferor or any of their respective representatives, officers or directors or any controlling Person, and will survive delivery of and payment for the Class A Certificates. If for any reason the purchase of the Class A Certificates by the Underwriters is not consummated, Transferor shall remain responsible for the expenses to be paid or reimbursed by Transferor pursuant to Section 5(g) hereof and the respective obligations of Transferor and the Underwriters pursuant to Section 7 hereof shall remain in effect. If the purchase of the Class A Certificates by the Underwriters is not consummated for any reason other than solely because of the occurrence of any event specified in clause (ii), (iii) or (iv) of Section 6(c) hereof, Transferor will reimburse the Underwriters for all actual out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Class A Certificates.

      Section 9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Class A Certificates agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Class A Certificates set forth opposite their names in Schedule I hereto bears to the aggregate amount of Class A Certificates set forth opposite the names of all the remaining Underwriters) the Class A Certificates which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Class A Certificates which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Class A Certificates set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Class A Certificates, and if such nondefaulting Underwriters do not purchase all the Class A Certificates, this Agreement will terminate without liability to any non-defaulting Underwriter, the Trust or Transferor. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Underwriters shall determine in order that the required changes in the Registration Statement and the Prospectus (and any supplements thereto) or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to Transferor and any nondefaulting Underwriter for damages occasioned by its default hereunder.

      Section 10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to them c/o CS First Boston Corporation, Attention:
Investment Banking Department - Transactions Advisory Group; or if sent to Transferor will be mailed, delivered or telegraphed and confirmed to it at World Financial Network National Bank, 4590 East Broad Street, Columbus, Ohio 43213, Attention: Dan Groomes (facsimile no. 614/755-3418).

      Section 11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling Persons referred to in Section 7 hereof, and no other Person will have any right or obligation hereunder.

      Section 12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

      Section 13. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to any otherwise applicable principles of conflicts of laws.

      Section 14. Miscellaneous. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

      Section 15. Representative. The Representative will act for the several Underwriters in connection with this Agreement and the transactions contemplated hereby and any action under this Agreement taken by the Representative will be binding upon all the Underwriters.

      If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us one of the counterparts duplicate hereof, whereupon it will become a binding agreement between Transferor and the several Underwriters in accordance with its terms.

                                   Very truly yours,


                                   WORLD FINANCIAL NETWORK
                                   NATIONAL BANK


                                   By:_____________________________________
                                        Name:       Dan Groomes
                                        Title:      Vice President and
                                            Chief Financial Officer



The foregoing Underwriting Agreement
  is hereby confirmed and accepted,
  as of the date first above written:

CS FIRST BOSTON CORPORATION



By:_____________________________________
      Name:
      Title:

For itself and the other
  Underwriters named in Schedule I
  to the foregoing Underwriting
  Agreement.




                               Schedule 1



                                                    Principal Amount of
   Class A Underwriters                             Class A Certificates
   --------------------                             ---------------------

CS First Boston Corporation..............................$56,700,000

Chase Securities Inc.....................................$56,700,000

Citicorp Securities, Inc.................................$56,700,000

Goldman, Sachs & Co......................................$56,700,000

J.P. Morgan & Co.........................................$56,700,000

                               $29,750,000
            WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST
                       7.20% CLASS B ASSET BACKED
                       CERTIFICATES, SERIES 1996-B



              CLASS B UNDERWRITING AGREEMENT, SERIES 1996-B
              ---------------------------------------------

                                                          April 25, 1996

CS First Boston Corporation,
  as Representative of the
  Several Underwriters

Ladies and Gentlemen:

      Section 1. Introductory. World Financial Network National Bank, a national banking association ("Transferor"), has conveyed and proposes to convey the Receivables arising from certain consumer revolving credit card accounts and other rights to the World Financial Network Card Master Trust (the "Trust"), and proposes to cause the Trust to sell to the Underwriters named in Schedule I hereto (the "Underwriters"), for whom you are acting as representative (the "Representative"), $29,750,000 aggregate initial principal amount of 7.20% Class B Asset Backed Certificates, Series 1996-B (the "Class B Certificates"), in the Trust. It is understood that Transferor is currently entering into a Class A Underwriting Agreement dated the date hereof (the "Class A Underwriting Agreement") among Transferor and the Underwriters named on Schedule I thereto (the "Class A Underwriters") providing for the sale of $283,500,000 aggregate initial principal amount of 6.95% Class A Asset Backed Certificates, Series 1996-B (the "Class A Certificates"). The Class A Certificates and the Class B Certificates are referred to herein collectively as the "Certificates". This Agreement and the Class A Underwriting Agreement are referred to herein collectively as the "Underwriting Agreements".

      The Receivables were conveyed by Transferor to the Trust pursuant to the Pooling and Servicing Agreement, dated as of January 17, 1996 (the "P&S") between Transferor, as Transferor and Servicer, and The Bank of New York, as trustee (the "Trustee"), and the Certificates will be issued pursuant to the P&S and the Series 1996-B Supplement to the P&S, dated as of May 9, 1996 (the "Supplement"), between the same parties. The P&S and the Supplement are referred to herein collectively as the "Pooling and Servicing Agreement". In addition, Transferor, Servicer, Trustee and a financial institution identified therein (the "Collateral Interest Holder"), will enter into a Loan Agreement dated as of May 9, 1996 (the "Loan Agreement") pursuant to which the Collateral Interest Holder will acquire $36,750,000 aggregate initial principal amount of the Collateral Interest (the "Collateral Interest"), which will act as Enhancement for the Certificates. Additional Enhancement for the Certificates will be provided in the form of the Cash Collateral Account, as described in the Supplement.

      Capitalized terms used herein (including in the Introductory hereto) that are not otherwise defined shall have the meanings ascribed thereto in the Pooling and Servicing Agreement.

      Section 2.   Representations and Warranties of Transferor.
(a)Transferor represents and warrants to, and agrees with, each Underwriter as set forth in this Section 2. Certain terms used in this Section 2 are defined in paragraph (i) below.

           (i) Transferor meets the requirements for use of Form S-3 under the Securities Act and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (Registration No. 333-998) and a related preliminary prospectus, on such Form for the registration under the Securities Act, of the Certificates. Transferor may have filed one or more amendments thereto and the related preliminary prospectus, each of which has previously been furnished to the Representative. Transferor will file with the Commission (A) prior to the effectiveness of such registration statement, a further amendment thereto (including the form of final base prospectus and the form of final prospectus supplement relating to the Class B Certificates) or (B) after effectiveness of such registration statement, a final base prospectus and final prospectus supplement in accordance with Rules 430A and 424(b)(1) or (4) under the Securities Act or (C) a final base prospectus and a final prospectus supplement relating to the Class B Certificates in accordance with Rules 415 and 424(b)(2) or (5) under the Securities Act. In the case of clause (B), Transferor has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Securities Act and the rules thereunder to be included in the Prospectus with respect to the Class B Certificates and the offering thereof. As filed, such amendment and form of final prospectus supplement, or such final base prospectus or final prospectus supplement, shall include all Rule 430A Information, together with all other such required information, with respect to the Class B Certificates and the offering thereof and, except to the extent the Underwriters shall agree in writing to a modification, shall be in all substantive respects in the form furnished to the Representative prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest preliminary prospectus which has previously been furnished to the Representative) as Transferor has advised the Representative, prior to the Execution Time, will be included or made therein. If the Registration Statement contains the undertakings specified by item 512(a) of Regulation S-K, the Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

           The terms that follow, when used in this Agreement, have the meanings indicated. The term "Effective Date" means each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Execution Time" means the date and time that this Agreement is executed and delivered by the parties hereto. "Preliminary Prospectus" means any preliminary prospectus referred to in the preceding paragraph and any preliminary prospectus included in the Registration Statement which, at the Effective Date, omits Rule 430A Information. "Base Prospectus" means the prospectus referred to above contained in the Registration Statement at the Effective Date. "Prospectus" means the prospectus supplement relating to the Class B Certificates that is first filed with the Commission pursuant to Rule 424(b) after the Execution Time, together with the Base Prospectus (as such Base Prospectus may have been amended and together with any supplements thereto) or, if no filing pursuant to Rule 424(b) is required, means the prospectus supplement relating to the Class B Certificates, including the Base Prospectus included in the Registration Statement at the Effective Date. "Registration Statement" means the registration statement referred to in the preceding paragraph and any registration statement required to be filed under the Securities Act or rules thereunder, including incorporated documents, exhibits and financial statements, in the form in which it has or shall become effective and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, shall also mean such registration statement as so amended. Such term shall include Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 424", "Rule 430A", "Rule 415" and "Regulation S-K" refer to such rules or regulations under the Securities Act. "Rule 430A Information" means information with respect to the Class B Certificates and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement, the Base Prospectus or Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the Effective Date of the Registration Statement or the issue date of the Base Prospectus or Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Base Prospectus or Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of the Base Prospectus or Prospectus, as the case may be, deemed to be incorporated therein by reference.

           (ii) On the Effective Date, the Registration Statement did or will comply in all material respects with the applicable requirements of the Securities Act and the rules thereunder; on the Effective Date and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Prospectus (as amended and together with any supplements thereto) did or will comply in all material respects with the applicable requirements of the Securities Act and the rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus (as amended and together with any supplements thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that Transferor makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus (or any supplements thereto) in reliance upon and in conformity with information furnished in writing to Transferor by any Underwriter specifically for use in connection with the preparation of the Registration Statement or the Prospectus (or any supplements thereto).

           (iii) Transferor is a national banking association duly organized, validly existing and in good standing under the laws of the United States, and has all requisite power, authority and legal right to own its properties and conduct its business as described in the Registration Statement and the Prospectus and to execute, deliver and perform the Underwriting Agreements, the Pooling and Servicing Agreement and the Loan Agreement (collectively the "Specified Agreements"), to authorize the issuance of the Certificates and the Collateral Interest and to consummate the transactions contemplated hereby.

           (iv) Transferor is duly qualified to do business and is in good standing (or is exempt from such requirement) in any state required in order to conduct its business, and has obtained all necessary licenses and approvals with respect to Transferor required under Federal and Ohio law.

           (v) The execution, delivery and performance by Transferor of the Specified Agreements, the issuance of the Certificates and the Collateral Interest and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action or proceedings.

           (vi) This Agreement has been duly executed and delivered by Transferor.

           (vii) Transferor has authorized the conveyance of the Receivables to the Trust, and Transferor has authorized the Trust to issue and sell the Certificates and the Collateral Interest.

           (viii) The execution, delivery and performance by Transferor of the Specified Agreements, the issuance of the Certificates and the Collateral Interest and the fulfillment of the terms hereof and thereof will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, or (other than the Lien of the Pooling and Servicing Agreement) result in the creation or imposition of any Lien under any material indenture, contract, agreement, mortgage, deed of trust or other instrument to which Transferor is a party or by which it or any of its properties are bound.

           (ix) The execution, delivery and performance by Transferor of the Specified Agreements, the issuance of the Certificates and the Collateral Interest and the fulfillment of the terms hereof and thereof, will not conflict with or violate any Requirements of Law applicable to Transferor.

           (x) There are no proceedings or investigations pending or, to the best knowledge of Transferor, threatened against Transferor before any court, regulatory body, administrative agency, arbitrator or other tribunal or governmental instrumentality (A) asserting the invalidity of any Specified Agreement or the Certificates or the Collateral Interest, (B) seeking to prevent the issuance of the Certificates or the Collateral Interest or the consummation of any of the transactions contemplated by the Specified Agreements, (C) seeking any determination or ruling that, in the reasonable judgment of Transferor, would materially and adversely affect the performance by Transferor of its obligations under any Specified Agreement, (D) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of any Specified Agreements or the Certificates or the Collateral Interest, or (E) seeking to affect adversely the income tax attributes of the Trust, as described in the Prospectus under the heading "U.S. Federal Income Tax Considerations"; and there are no contracts or documents of Transferor that are required to be filed as exhibits to the Registration Statement by the Securities Act or by the rules and regulations of the Commissioner promulgated under the Securities Act (the "Rules and Regulations") that have not been so filed.

           (xi) All approvals, authorizations, consents, orders and other actions of any Person or of any governmental body or official required in connection with the execution and delivery of the Specified Agreements, the issuance of the Certificates and the Collateral Interest and the performance of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof, have been obtained.

           (xii) Transferor has delivered to the Representative complete and correct copies of publicly available portions of the Consolidated Reports of Condition and Income of Transferor for the years ended December 31, 1993, 1994 and 1995, as submitted to the Comptroller of the Currency. Except as otherwise set forth therein, during the period from the most recent date covered by the aforementioned reports to the date hereof, (x) there has been no material adverse change in the condition (financial or otherwise) of Transferor and
      (y) there have been no transactions entered into by Transferor, other than those in the ordinary course of business or that are disclosed in the Prospectus, that are material with respect to Transferor.

           (xiii) Any taxes, fees and other governmental charges in connection with the execution, delivery and performance of the Specified Agreements and the Certificates and the Collateral Interest shall have been paid by Transferor or will be paid by Transferor at or prior to the Closing Date to the extent then due.

           (xiv) The Certificates and the Collateral Interest have been duly and validly authorized. The Certificates, when validly authenticated, issued and delivered in accordance with the Pooling and Servicing Agreement and sold to the Underwriters as provided herein and to the Class A Underwriters pursuant to the Class A Underwriting Agreement, will be duly and validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement, and, together with the Pooling and Servicing Agreement, the Loan Agreement and the Collateral Interest will conform in all material respects to the descriptions thereof and the statements in relation thereto contained in the Prospectus.

           (xv) Assuming the due authorization, execution and delivery thereof by the other parties thereto, the Pooling and Servicing Agreement and the Loan Agreement constitute and the Certificates and the Collateral Interest, when validly issued and, in the case of the Certificates, validly authenticated and delivered in accordance with the Pooling and Servicing Agreement and sold to the Underwriters as provided herein and to the Class A Underwriters pursuant to the Class A Underwriting Agreement will constitute, the legal, valid and binding agreement of Transferor enforceable in accordance with its respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

           (xvi) On the Closing Date and after giving effect to this Agreement, the Underwriters and the Class A Underwriters will have good and marketable title to the Certificates, free and clear of all Liens when validly authenticated, issued and delivered in accordance with the Pooling and Servicing Agreement and sold to the Underwriters as provided herein and to the Class A Underwriters pursuant to the Class A Underwriting Agreement.

           (xvii) At the time of each transfer of Receivables by Transferor to the Trust, Transferor has had and will have good and marketable title to all Receivables and the other property being transferred by it to the Trust on each such day, free and clear of Liens (other than the Lien of the Pooling and Servicing Agreement), and will not have sold to any Person (other than the Trustee) any of its right, title or interest in any of such Receivables or such other property.

           (xviii) Neither Transferor nor the Trust is an "investment company" or "controlled" by an "investment company" as such terms are defined in the Investment Company Act.

           (xix) As of the Closing Date each of the representations and warranties of Transferor deemed made pursuant to the Pooling and Servicing Agreement will be true and correct, and, as of each other date on which Transferor is deemed, pursuant to the terms of the Pooling and Servicing Agreement, to make any of the representations and warranties set forth therein, and in Officer's Certificates of Transferor delivered on each such date pursuant to the Pooling and Servicing Agreement, will be true and correct and the Underwriters may rely on such representations and warranties as if they were set forth herein in full.

      (b) Any Officer's Certificate signed by any officer of Transferor and delivered to the Representative or its counsel shall be deemed a representation and warranty of Transferor to the Underwriters as to the matters covered thereby.

      Section 3. Purchase and Sale. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, Transferor agrees to cause the Trust to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, except as set forth in Section 9 below, to purchase the respective initial principal amount of Class B Certificates set forth opposite such Underwriter's name in Schedule I hereto, at a purchase price of 99.228125% of the aggregate principal amount thereof.

      The Class B Certificates will initially be represented by one or more certificates representing $29,750,000 aggregate initial principal amount, each of which will be registered in the name of Cede & Co., the nominee of The Depository Trust Company ("DTC") (such certificates, the "DTC Certificates"). The interests of beneficial owners of the DTC Certificates will be represented by book entries on the records of DTC and participating members thereof. Definitive certificates evidencing the Class B Certificates will be available only under the limited circumstances specified in the Pooling and Servicing Agreement.

      Delivery of the DTC Certificates shall be made to the accounts of the several Underwriters at the office of DTC, 55 Water Street, 49th Floor, New York, New York 10004, against payment by the several Underwriters of the purchase price therefor to or upon the order of Transferor in immediately available funds at the office of Mayer, Brown & Platt, New York, New York at 9:00 a.m., New York time, on May 9, 1996, or at such other time not later than seven full business days thereafter as Transferor and the Underwriters determine, such time being herein referred to as the "Closing Date". The certificates evidencing the DTC Certificates will be made available for checking at the offices of Mayer, Brown & Platt in Chicago, Illinois or such other location specified by Transferor at least 24 hours prior to the Closing Date.

      Section 4. Offering by the Underwriters. (a) It is understood that the Underwriters propose to offer the Class B Certificates for sale to the public as set forth in the Prospectus.

      (b) Each Underwriter agrees that if it is a foreign broker dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it will not effect any transaction in the Class B Certificates within the United States or induce or attempt to induce the purchase of or sale of the Class B Certificates within the United States, except that it shall be permitted to make sales to other Underwriters or to its United States affiliates; provided that such sales are made in compliance with an exemption of certain foreign brokers or dealers under Rule 15a-6 under the Exchange Act and in conformity with the Rules of Fair Practice of the NASD as such Rules apply to non-NASD brokers or dealers.

      (c) Each Underwriter represents and agrees that (i) it has not offered or sold and, prior to the expiry of the period of six months from the Closing Date, will not offer or sell any Class B Certificates to Persons in the United Kingdom except to Persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which do not constitute an offer to the public in the United Kingdom for the purposes of the Public Offers of Securities Regulations 1995; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 of the United Kingdom with respect to anything done by it in relation to the Class B Certificates in, from or otherwise involving the United Kingdom; (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Class B Certificates to a Person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1995 of the United Kingdom or is a Person to whom the document may otherwise lawfully be issued or passed on.

      Section 5. Certain Agreements of Transferor. Transferor covenants and agrees with the several Underwriters that:

      (a) Transferor will use its best efforts to cause the Registration Statement, and any amendment thereto, if not effective at the Execution Time, to become effective. If the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), Transferor will file the Prospectus, properly completed, pursuant to Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Underwriters of such timely filing. Transferor will promptly advise the Underwriters (i) when the Registration Statement, and any amendment thereto, shall have become effective, (ii) when the Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (iii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information,
(iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threat of any proceeding for that purpose and (v) of the receipt by Transferor of any notification with respect to the suspension of the qualification of the Class B Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. Transferor will not file any amendment of the Registration Statement or supplement to the Prospectus unless a copy has been furnished to the Representative for its review prior to such filing. Transferor will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the lifting thereof.

      (b) If, at any time when a Prospectus relating to the Class B Certificates is required to be delivered under the Securities Act, any event occurs as a result of which such Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, or if it shall be necessary at any time to amend or supplement such Prospectus to comply with the Securities Act or the Exchange Act or the Rules and Regulations thereunder, Transferor promptly will prepare and file with the Commission an amendment or supplement that will effect such compliance. Neither the consent of any Underwriter to, nor the delivery by any Underwriter of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6 hereof.

      (c) As soon as practicable, but not later than the Availability Date (as defined below), Transferor will cause the Trustee to make generally available to the Holders of the Class B Certificates and to the Representative an earnings statement with respect to the Trust covering a period of at least 12 months beginning after the Effective Date that will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes the Effective Date, except that, if such fourth fiscal quarter is the last quarter of Transferor's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

      (d) Transferor will furnish to the Underwriters copies of the Registration Statement as originally filed and each amendment thereto (in each case at least two of which will be signed and will include all exhibits), each related Preliminary Prospectus, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Underwriters may reasonably request. Transferor will furnish or cause to be furnished to the Representative copies of all reports on Form SR required by Rule 463 under the Securities Act.

      (e) Transferor will arrange for the qualification of the Class B Certificates for sale under the laws of such jurisdictions in the United States as the Underwriters may reasonably designate and will continue such qualifications in effect so long as required for the distribution of the Class B Certificates, provided that Transferor shall not be obligated to qualify to do business nor become subject to service of process generally, but only to the extent required for such qualification, in any jurisdiction in which it is not currently so qualified, and will arrange for the determination of the legality of the Class B Certificates for purchase by institutional investors.

      (f) So long as any of the Class B Certificates are outstanding, Transferor will deliver or cause to be delivered to the Underwriters (i) copies of each report mailed to the Trustee or the Series 1996-B Holders, as soon as such report is mailed to the Trustee or such Holders, (ii) the annual statement as to compliance and the annual statement of a firm of independent public accountants furnished to the Trustee pursuant to Sections 3.5 and 3.6 of the Pooling and Servicing Agreement, as soon as such statements are furnished to the Trustee, (iii) copies of all documents required to be filed with the Commission pursuant to the Exchange Act or any order of the Commission thereunder, and (iv) such other information concerning Transferor, the Certificates or the Trust as the Underwriters may reasonably request from time to time.

      (g) Transferor will pay all expenses incident to the performance of its obligations under this Agreement, including without limitation, (i) expenses of preparing, printing, reproducing and distributing the Registration Statement and each amendment thereto, the preliminary prospectuses, the Prospectus (including any amendments and supplements thereto), the Pooling and Servicing Agreement, the Loan Agreement and the Class B Certificates, (ii) the fees and disbursements of the Trustee and its counsel, (iii) the fees and disbursements of the independent public accountants of Transferor and fees and disbursements of counsel to Transferor and the Underwriters, (iv) the fees charged by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Service, a division of The McGraw Hill Companies, Inc. ("Standard & Poor's") and Fitch Investors Service, L.P. ("Fitch", and together with Moody's and Standard & Poor's, the "Rating Agencies") in connection with the rating of the Class B Certificates, (v) the fees of DTC in connection with the book-entry registration of the DTC Certificate, (vi) the fees and expenses of Mayer, Brown & Platt as counsel to the Transferor and in its role as special Federal tax counsel and (vii) expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters, and will reimburse the Underwriters for any expenses (including reasonable fees and disbursements of counsel) incurred by the Underwriters pursuant to Section 5(e) hereof in connection with the qualification of the Class B Certificates for sale and determination of their eligibility for investment under the laws of such jurisdictions in the United States as the Underwriters may designate.

      (h) Transferor has caused and will continue to cause its books and records (including any computer records) to be marked relating to the Receivables transferred to the Trust, to show the transfer to the Trust of such Receivables, and Transferor shall not take any action inconsistent with the transfer to the Trust of such Receivables, other than as permitted by the Pooling and Servicing Agreement.

      (i) For a period of 30 days from the date hereof, none of Transferor or any of its affiliates or any trust formed by it or any of its affiliates will, without the prior written consent of the Underwriters, directly or indirectly, offer, sell or contract to sell or announce the offering of, in a public or private transaction, any other collateralized securities similar to the Class B Certificates (other than the Class A Certificates and the Class A Certificates, Series 1996-A and Class B Certificates, Series 1996-A) representing interests in consumer credit card receivables.

      (j) So long as any Class B Certificates are outstanding, Transferor will cause to be delivered to the Underwriters a reliance letter relating to each Opinion of Counsel delivered to the Trustee or any Rating Agency by counsel to Transferor pursuant to the Pooling and Servicing Agreement at the time such opinion is delivered.

      (k) To the extent, if any, that the rating provided with respect to the Class B Certificates by any Rating Agency is conditional upon the furnishing of documents or the taking of any other actions by Transferor, Transferor shall furnish such documents and take any such other actions as may be required.

      Section 6. Conditions of the Obligations of the Underwriters. The obligation of the Underwriters to purchase and pay for the Class B Certificates will be subject to the accuracy of the representations and warranties on the part of Transferor herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the officers of Transferor made pursuant to the provisions hereof, to the performance by Transferor of its obligations hereunder and to the following additional conditions precedent:

      (a) (i) On the date of this Agreement, the Underwriters and Transferor shall have received a letter, dated the date of delivery thereof (which, if the Effective Time is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to the Effective Time), of Coopers & Lybrand confirming that they are independent public accountants within the meaning of the Securities Act and the Rules and Regulations, substantially in the form of the draft to which the Underwriters have previously agreed and otherwise in form and substance satisfactory to the Underwriters and counsel for the Underwriters, and (ii) on the Closing Date, the Underwriters and Transferor shall have received a letter, dated as of the Closing Date, from Coopers & Lybrand updating the letter referred to in clause (i) above, in form and substance satisfactory to the Underwriters and counsel for the Underwriters.

      (b) If the Registration Statement has not become effective prior to the Execution Time, unless the Underwriters agree in writing to a later time, the Registration Statement shall have become effective not later than 10:00 p.m. New York time on the date of this Agreement; if filing of the Prospectus, or any supplements thereto, is required pursuant to Rule 424(b), the Prospectus shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

      (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting particularly the business or properties of Transferor which, in the judgment of the Underwriters materially impairs the investment quality of the Class B Certificates; (ii) any suspension or limitation of trading in securities generally on the New York Stock Exchange or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of Transferor on any exchange or in the over the counter market; (iii) any banking moratorium declared by Federal, New York or Delaware authorities; or (iv) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of the Underwriters, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Class B Certificates.

      (d)  The Representative shall have received:

      (1) The favorable opinion or opinions of internal counsel of Transferor and/or of Mayer, Brown & Platt, counsel to Transferor, dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, and in the aggregate substantially to the effect that:

                 (i) Transferor has been duly organized as an association licensed as a national banking association and is validly existing and in good standing under the laws of the United States, is duly qualified to do business and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business, and has full power and authority to own its properties, to conduct its business as described in the Registration Statement and the Prospectus, to enter into and perform its obligations under the Specified Agreements, to execute the Certificates and to consummate the transactions contemplated hereby and thereby;

                 (ii) the Pooling and Servicing Agreement, this Agreement, the Class A Underwriting Agreement, the Loan Agreement and the Certificates have each been duly authorized, executed and delivered by Transferor; the Pooling and Servicing Agreement and the Loan Agreement constitute and the Certificates and the Collateral Interest, when validly issued and, in the case of the Certificates validly authenticated and delivered in accordance with the Pooling and Servicing Agreement and sold to the Underwriters as provided herein and to the Class A Underwriters pursuant to the Class A Underwriting Agreement, will constitute, the legal, valid and binding agreement of Transferor, enforceable in accordance with its terms (subject, as to enforcement or remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors' rights generally from time to time in effect and to the application of general principles of equity);

                 (iii) the Certificates are in due and proper form and when executed, authenticated and delivered as specified in the Pooling and Servicing Agreement, when delivered against payment of the consideration specified herein, will be duly and validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement and the Collateral Interest;

                 (iv) neither the execution and delivery of the Specified Agreements, nor the issuance or delivery of the Certificates, nor the consummation of any of the transactions contemplated herein or therein, nor the fulfillment of the terms of the Certificates or the Specified Agreements, will conflict with or violate, result in a material breach of or constitute a default under (A) any Requirements of Law applicable to Transferor or any statute or regulation currently applicable to the Trust, (B) any term or provision of any order known to such counsel to be currently applicable to Transferor or the Trust of any court, regulatory body, administrative agency or governmental body having jurisdiction over Transferor or the Trust, as the case may be, or (C) any term or provision of any indenture or other agreement or instrument known to such counsel to which Transferor or the Trust is a party or by which either of them or any of their properties are bound;

                 (v) except as otherwise disclosed in the Prospectus (and any supplements thereto) or the Registration Statement, there is no pending or, to the best knowledge of such counsel, threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator with respect to the Trust, the Certificates, the Specified Agreements or any of the transactions contemplated herein or therein or with respect to Transferor which, in the case of any such action, suit or proceeding with respect to Transferor if adversely determined, would have a material adverse effect on the Certificates or the Trust or upon the ability of Transferor to perform its obligations under the Pooling and Servicing Agreement or the Loan Agreement; and the statements included in the Registration Statement, the Base Prospectus and the Prospectus describing statutes, legal proceedings, contracts and other documents relating to Transferor, the Accounts, the Receivables, the business of Transferor and the Trust fairly summarize the matters therein described;

                 (vi) the Registration Statement has become effective under the Securities Act, and, to the best of their knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, and the Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations. Such counsel has no reason to believe that at the Effective Date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (other than financial and statistical information contained therein as to which such counsel need express no opinion);

                 (vii) no approval, authorization, consent, order, registration, filing, qualification, license or permit of or with any court or governmental agency or body is required for the consummation by Transferor or the Trust of the transactions contemplated in the Specified Agreements, except such as have been obtained under the Securities Act and such as may be required under the blue sky laws of any jurisdiction inside the United States in connection with the purchase and distribution of the Class B Certificates by the Underwriters and such filings or other approvals (specified in such opinion) as have been made or obtained;

                 (viii) if a court concludes that the assignment of the Receivables, all documents and instruments relating thereto and all proceeds thereof to the Trustee pursuant to the Pooling and Servicing Agreement is a sale, such assignment transferred to the Trust all the right, title and interest of Transferor in and to such Receivables and other property in existence on the date hereof, free and clear of any Liens then existing or thereafter created except as specifically permitted pursuant to the Pooling and Servicing Agreement. With respect to Receivables which come into existence after the date hereof, such sale will transfer to the Trust all of the right, title and interest of Transferor in and to such Receivables free and clear of any Liens. If a court were to conclude that such assignment was not a sale, the Pooling and Servicing Agreement and the transactions provided for by the Pooling and Servicing Agreement would constitute a grant by Transferor to the Trustee, for the benefit of the Investor Holders, of a valid security interest in all of Transferor's right, title and interest in all Receivables and other property from time to time transferred by Transferor to the Trust;

                 (ix) the Certificates and the Pooling and Servicing Agreement and the Loan Agreement each conform in all material respects with the description thereof contained in the Registration Statement and the Prospectus;

                 (x) the Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended, and neither Transferor nor the Trust is required to be registered under the Investment Company Act; and

                 (xi) the statements in the Registration Statement under the heading "Certain Legal Aspects of the Receivables", "U.S. Federal Income Tax Consequences" and "ERISA Considerations" to the extent that they constitute statements of matters of law or legal conclusions with respect thereto, have been prepared or received by such counsel and are correct in all material respects.

      In rendering such opinion counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the States of Ohio and New York and the United States, to the extent deemed proper and stated in such opinion, upon the opinion of other counsel of good standing believed by such counsel to be reliable and acceptable to the Representative and its counsel, and (B) as to matters of fact, to the extent deemed proper and as stated therein, on certificates of responsible officers of the Trust, Transferor and public officials. References to the Prospectus in this paragraph (d) include any supplements thereto.

           (2) The favorable opinion of Mayer, Brown & Platt, special tax counsel to Transferor, dated the Closing Date and to the effect that
      (i) the Certificates will properly be treated as indebtedness for federal income tax purposes and (ii) the Trust will not be classified as an association or a publicly traded partnership taxable as a corporation for federal income tax purposes.

           (3) The favorable opinion of Schwartz, Warren & Ramirez, special Ohio counsel to Transferor, dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, and substantially to the effect that:

                 (i) the Receivables constitute either "general intangibles" or "accounts" in each case as defined in the Uniform Commercial Code in effect in the State of Ohio;

                 (ii) Uniform Commercial Code financing statements with respect to the Investor Interest in the Receivables and the proceeds thereof have been filed in the office of the Ohio Secretary of State. No other filings or other actions, with respect to the Trustee's interest in the Receivables transferred and to be transferred by Transferor to the Trust, are necessary to perfect the interest of the Trustee in the Receivables, and the proceeds thereof, against third parties, except that appropriate continuation statements must be filed at five-year intervals;

                 (iii) in the event that a court were to conclude that the assignment of the Receivables, all documents and instruments relating thereto and all proceeds thereof to the Trustee pursuant to the Pooling and Servicing Agreement was not a sale, the Pooling and Servicing Agreement, together with the filing of the financing statements referred to in paragraph (ii) above, create a first priority perfected security interest in the Receivables transferred and to be transferred by Transferor to the Trustee, all documents and instruments relating thereto and all proceeds thereof (in rendering such opinion counsel may take such exceptions as are appropriate and reasonably acceptable under the circumstances); and

                 (iv) the Trust as an entity will not be subject to the corporation franchise tax or to the dealers in intangibles tax imposed on corporations, financial institutions or dealers in intangibles by Ohio Revised Code Chapters 5733 or 5725, and for purposes of the corporation franchise tax and the dealers in intangibles tax imposed by Ohio Revised Code Chapters 5733 and 5725, respectively, the Certificates will be treated as indebtedness.

           (4) Any reliance letters relating to each opinion rendered to the Trustee or any Rating Agency by internal counsel of Transferor and Mayer, Brown & Platt and any other counsel to Transferor in connection with the rating of the Certificates.

           (5) The favorable opinion of counsel to the Trustee, dated the Closing Date and satisfactory in form and substance to the Representative and its counsel to the effect that:

                 (i) The Trustee has been duly incorporated and is validly existing as a New York banking corporation in good standing under the laws of the State of New York with full power and authority (corporate and other) to own its properties and conduct its business, as presently conducted by it, and to enter into and perform its obligations under the Pooling and Servicing Agreement and the Loan Agreement and to issue the Certificates and the Collateral Interest.

                 (ii) Each of the Pooling and Servicing Agreement and the Loan Agreement has been duly authorized, executed and delivered by the Trustee, and constitutes a legal, valid and binding obligation of the Trustee, enforceable in accordance with its terms, except that (y) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (z) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                 (iii) The Certificates have been duly executed, authenticated and delivered by the Trustee.

                 (iv) Neither the execution and delivery by the Trustee of the Pooling and Servicing Agreement or the Loan Agreement nor the consummation of any of the transactions by the Trustee contemplated thereby required the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to, any governmental authority or agency under any existing federal or state law governing the banking or trust powers of the Trustee.

                 (v) The execution and delivery of the Pooling and Servicing Agreement and the Loan Agreement by the Trustee and the performance by the Trustee of their respective terms do not conflict with or result in a violation of (A) any law or regulation of the United States of America or the State of New York governing trust powers of the Trustee, (B) the Articles of Association or By-Laws of the Trustee, or (C) to the best of their knowledge, any indenture, lease, or other material agreement to which the Trustee is a party or to which its assets are subject.

           (6) The favorable opinion of Mayer, Brown & Platt, counsel for the Underwriters, dated the Closing Date, with respect to the validity of the Class B Certificates and such other related matters as the Underwriters shall request, and Transferor shall have furnished or caused to be furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters. In rendering such opinion, Mayer, Brown & Platt may rely on the opinions of Schwartz, Warren & Ramirez, counsel to Transferor, and the opinion of internal counsel of Transferor, as to the matters dealt with in such opinions.

      (e) The Representative shall have received a certificate dated the Closing Date of the President, any Vice President, the Treasurer or any Assistant Treasurer, of Transferor in which such officer shall state that the representations and warranties of Transferor in this Agreement are true and correct, and that Transferor has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission, and subsequent to the date of the most recent financial statements of Transferor delivered to the Representative hereunder, there has been no material adverse change in the condition, financial or otherwise, whether or not arising from transactions in the ordinary course of business, of Transferor except as set forth in or contemplated by the Registration Statement and the Prospectus.

      (f) The Class B Certificates shall be rated "Aaa" by Moody's and "AAA" by Standard & Poor's and "AAA" by Fitch, and the Class B Certificates shall be rated "A2" by Moody's and "A" by Standard & Poor's and "A" by Fitch.

      (g) The Representative shall have received evidence satisfactory to it and its counsel that, on or before the Closing Date, UCC-1 financing statements have been filed in the office of the Secretary of State of Ohio and County Clerk of Franklin County reflecting the interest of the Trust in the Receivables and the proceeds thereof.

      (h) The Representative and Transferor shall have received from counsel for the Collateral Interest Holder reasonably acceptable to the Representative and Transferor, a favorable opinion, dated the Closing Date and satisfactory in form and substance to the Representative, its counsel, Transferor and its counsel to the effect that:

                 (1) the Collateral Interest Holder is duly organized and existing under the laws of its jurisdiction of incorporation and has the power and authority to execute, deliver and perform its obligations under the Loan Agreement;

                 (2) the Loan Agreement has been duly and validly authorized, executed and delivered by the Collateral Interest Holder and constitutes the legal, valid and legally binding obligation of the Collateral Interest Holder enforceable against the Collateral Interest Holder in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, liquidation, moratorium, readjustment of debt or other similar laws affecting the enforcement of creditors' rights generally, as such laws may be applied in the event of a bankruptcy, insolvency, reorganization, liquidation, moratorium, readjustment of debt of, or the appointment of a receiver with respect to the property of, or a similar event applicable to the Collateral Interest Holder, and (B) the effect of any moratorium or other similar occurrence affecting the Collateral Interest Holder;

                 (3) all consents, approvals, authorizations, licenses, rulings or orders of or actions by any New York State or federal governmental authority and all filings, recordings or publications, if any, required on the part of the Collateral Interest Holder in connection with the execution, delivery or performance by the Collateral Interest Holder of the Loan Agreement have been obtained or made and are in full force and effect; and

                 (4) such other customary matters as the Representative shall request.

      (i) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any change, or any development involving a prospective change, in or affecting the business or properties of the Trust or Transferor the effect of which, in any case referred to above, is, in the judgment of the Underwriters, so material and adverse as to make it impractical or inadvisable to proceed with the offering or the delivery of the Class B Certificates as contemplated by the Registration Statement and the Prospectus (and any supplements thereto).

      (j) Simultaneously with or prior to the Closing Date, $283,500,000 aggregate initial principal amount of the Class A Certificates shall have been sold to the Class A Underwriters.

      Transferor will provide or cause to be provided to the Underwriters such conformed copies of such opinions, certificates, letters and documents as the Underwriters may reasonably request.

      Section 7. Indemnification and Contribution. (a) Transferor will indemnify and hold harmless each Underwriter and each Person who controls any Underwriter within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which the Underwriters or any of them may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and each Person who controls any Underwriter within the meaning of the Securities Act for any actual legal or other expenses reasonably incurred by the Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that Transferor will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to Transferor by any Underwriter specifically for use therein.

      (b) Each Underwriter, severally, agrees to indemnify and hold harmless Transferor against any losses, claims, damages or liabilities to which Transferor may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to Transferor by such Underwriter specifically for use therein, and will reimburse any actual legal or other expenses reasonably incurred by Transferor in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

      (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action or the assertion by a third party of a claim, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party except and to the extent of any prejudice to such indemnifying party arising from such failure to provide such notice. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

      (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by Transferor on the one hand and the Underwriters on the other from the offering of the Class B Certificates or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of Transferor on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by Transferor on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Class B Certificates (before deducting expenses) received by Transferor bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Transferor or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the underwriting discount applicable to the Class B Certificates purchased by such Underwriter hereunder. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

      (e) The obligations of Transferor under this Section shall be in addition to any liability that Transferor may otherwise have and shall extend, upon the same terms and conditions, to each Person, if any, who controls any Underwriter within the meaning of the Securities Act; and the obligations of any Underwriter under this Section shall be in addition to any liability that such Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each director of Transferor, to each officer of Transferor who signed the Registration Statement and to each Person, if any, who controls Transferor within the meaning of the Securities Act.

      Section 8. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of Transferor or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation or statement as to the results thereof, made by or on behalf of the Underwriters, Transferor or any of their respective representatives, officers or directors or any controlling Person, and will survive delivery of and payment for the Class B Certificates. If for any reason the purchase of the Class B Certificates by the Underwriters is not consummated, Transferor shall remain responsible for the expenses to be paid or reimbursed by Transferor pursuant to Section 5(g) hereof and the respective obligations of Transferor and the Underwriters pursuant to Section 7 hereof shall remain in effect. If the purchase of the Class B Certificates by the Underwriters is not consummated for any reason other than solely because of the occurrence of any event specified in clause (ii), (iii) or (iv) of Section 6(c) hereof, Transferor will reimburse the Underwriters for all actual out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Class B Certificates.

      Section 9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Class B Certificates agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Class B Certificates set forth opposite their names in Schedule I hereto bears to the aggregate amount of Class B Certificates set forth opposite the names of all the remaining Underwriters) the Class B Certificates which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Class B Certificates which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Class B Certificates set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Class B Certificates, and if such nondefaulting Underwriters do not purchase all the Class B Certificates, this Agreement will terminate without liability to any non-defaulting Underwriter, the Trust or Transferor. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Underwriters shall determine in order that the required changes in the Registration Statement and the Prospectus (and any supplements thereto) or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to Transferor and any nondefaulting Underwriter for damages occasioned by its default hereunder.

      Section 10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to them c/o CS First Boston Corporation, Attention:
Investment Banking Department - Transactions Advisory Group; or if sent to Transferor will be mailed, delivered or telegraphed and confirmed to it at World Financial Network National Bank, 4590 East Broad Street, Columbus, Ohio 43213, Attention: Dan Groomes (facsimile no. 614/755-3418).

      Section 11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling Persons referred to in Section 7 hereof, and no other Person will have any right or obligation hereunder.

      Section 12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

      Section 13. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to any otherwise applicable principles of conflicts of laws.

      Section 14. Miscellaneous. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

      Section 15. Representative. The Representative will act for the several Underwriters in connection with this Agreement and the transactions contemplated hereby and any action under this Agreement taken by the Representative will be binding upon all the Underwriters.

      If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us one of the counterparts duplicate hereof, whereupon it will become a binding agreement between Transferor and the several Underwriters in accordance with its terms.

                                Very truly yours,


                                WORLD FINANCIAL NETWORK
                                NATIONAL BANK


                                By:______________________________________
                                    Name:       Dan Groomes
                                    Title:      Vice President and
                                           Chief Financial Officer



The foregoing Underwriting Agreement
  is hereby confirmed and accepted,
  as of the date first above written:

CS FIRST BOSTON CORPORATION



By:_________________________________________

      Name:
      Title:

For itself and the other
  Underwriters named in Schedule I
  to the foregoing Underwriting
  Agreement.




                               Schedule 1
                               ----------


                                                    Principal Amount of
   Class B Underwriter                              Class B Certificates
   -------------------                              --------------------

CS First Boston Corporation..................................$29,750,000